UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Adhera Therapeutics, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ADHERA THERAPEUTICS, INC.

4721 Emperor Boulevard, Suite 350

Durham, North Carolina 27703

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Friday, December 6, 2019 at 10:30 A.M. (EST)

TO THE STOCKHOLDERS OF ADHERA THERAPEUTICS, INC.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Adhera Therapeutics, Inc. will be held on Friday, December 6, 2019, at 10:30 A.M. EST, at the offices of Pryor Cashman LLP, 7 Times Square, New York, New York 10017, for the purposes of considering and acting on the following items:

1.	To elect four (4) persons to our Board of Directors, each to hold office until the 2020 annual meeting of stockholders and until their respective successors shall have been duly elected or appointed and qualify;

2.	To consider and vote on a proposal to amend our 2018 Long-Term Incentive Plan to increase the number of shares available for issuance thereunder from 6,000,000 to 8,000,000;

3.	To ratify the appointment of Squar Milner LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

4.	To consider and vote on a proposal to amend our amended and restated certificate of incorporation to effect a reverse stock split, at any time within two (2) years following the Annual Meeting, and in such ratio between a one-for-ten and one-for-seventy reverse stock split, to be determined by our Board of Directors, to be in the best interest of Adhera Therapeutics, Inc.;

5.	To hold an advisory vote on executive compensation; and

6.	To obtain the consent of the holders of the majority of the outstanding shares of each of the Series C Convertible Preferred Stock of our company, the Series D Convertible Preferred Stock of our company, the Series E Convertible Preferred Stock of our company and the Series F Convertible Preferred Stock of our company to the creation of a new series of the preferred stock of our company to be designated Series G Convertible Preferred Stock having the rights, preferences and privileges substantially as set forth on Annex A attached hereto.

The enclosed Proxy Statement includes information relating to these proposals. Additional purposes of the Annual Meeting are to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only holders of record of our common stock, our series C convertible preferred stock, our series D convertible preferred stock, our series E convertible preferred stock, our Series F convertible preferred stock as of the close of business on November 12, 2019 are entitled to notice of, and to vote at, the Annual Meeting. The holders of at least a majority of our outstanding shares of voting stock entitled to vote and present in person or by proxy are required for a quorum. You may vote electronically through the Internet or by telephone. The instructions on your proxy card describe how to use these convenient services. Of course, if you prefer, you can vote by mail by completing your proxy card and returning it to us in the enclosed envelope.

By Order of the Board of Directors,

/s/ Nancy R. Phelan.
Nancy R. Phelan
Chief Executive Officer

November 19, 2019

Durham, North Carolina

OUR BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN OUR ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES BY INTERNET, TELEPHONE OR MAIL. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY, IF YOU WISH, AND VOTE IN PERSON. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THIS PROXY STATEMENT.

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ADHERA THERAPEUTICS, INC.

4721 Emperor Boulevard, Suite 350

Durham, North Carolina 27703

PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS

To be held Friday, December 6, 2019 at 10:30 A.M. (EST)

ANNUAL MEETING AND PROXY SOLICITATION INFORMATION

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board of Directors”) of Adhera Therapeutics, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on Friday, December 6, 2019, at 10:30 A.M. EST, at the offices of Pryor Cashman LLP, 7 Times Square, New York, New York 10017, and at any postponements or adjournments thereof (the “Annual Meeting”). This Proxy Statement, the Notice of Annual Meeting of Stockholders and the accompanying proxy cards are being mailed to stockholders on or about November 21, 2019.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on December 6, 2019: The Proxy Statement and the Annual Report to Shareholders are available at www.adherathera.com. We encourage you to review all of the important information contained in the proxy materials contained herein or accessed via our website before voting.

Solicitation and Voting Procedures

Solicitation. The solicitation of proxies will be conducted by mail, and we will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of our shares entitled to vote at the Annual Meeting. We intend to use the services of D.F. King & Co., Inc., 48 Wall Street, New York, N.Y. 10005, in soliciting proxies from the holders of our common stock and our preferred stock and, as a result, we expect to pay approximately $10,000, plus out-of-pocket expenses for such services. We also intend to use the services of Maxim Merchant Capital, a division of Maxim Group LLC, 405 Lexington Avenue, New York, N.Y. 10174, in soliciting proxies from the holders of our preferred stock. We may conduct further solicitation personally, telephonically, electronically or by facsimile through our officers, directors and regular employees, none of whom would receive additional compensation for assisting with the solicitation. We do not intend, but reserve the right, to use the services of additional third party solicitation firms to assist us in soliciting proxies.

Voting. Stockholders of record may authorize the proxies named in the enclosed proxy cards to vote their shares in the following manner:

●	by mail, by marking the enclosed proxy card(s) applicable to you as the holder of shares of our common stock and/or our preferred stock, signing and dating it, and returning it in the postage-paid envelope provided;

●	by telephone, by dialing the toll-free telephone number 1-800-690-6903 from within the United States or Canada and following the instructions. Stockholders voting by telephone need not return the proxy card(s) applicable to them as the holder of shares of our common stock and/or our preferred stock; and

●	through the Internet, by accessing the World Wide Website address www.voteproxy.com. Stockholders voting by the Internet need not return the proxy card(s) applicable to them as the holder of shares of our common stock and/or our preferred stock.

For the avoidance of doubt, holders of shares of both our common stock and our preferred stock must separately vote their shares of common stock and preferred stock using the methods described above in order for such shares to be counted at the Annual Meeting. Failure to do so will result in such holders not casting the full number of votes that they are entitled to cast at the Annual Meeting.

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Revocability of Proxies. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised in the same manner in which it was given, or by delivering to Nancy R. Phelan, the Chief Executive Officer and Secretary of Adhera Therapeutics, Inc., at 4721 Emperor Boulevard, Suite 350, Durham, North Carolina 27703, a written notice of revocation or a properly executed proxy bearing a later date, or by attending the Annual Meeting and giving notice of your intention to vote in person.

Voting Procedure. The presence at the Annual Meeting of a majority of our outstanding shares of voting stock entitled to vote and represented either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The close of business on November 12, 2019 has been fixed as the record date (the “Record Date”) for determining the holders of shares of our common stock, our series C convertible preferred stock, our series D convertible preferred stock, our series E convertible preferred stock and our series F convertible preferred stock entitled to notice of and to vote at the Annual Meeting. Each share of common stock outstanding on the Record Date is entitled to one vote on all matters. The holders of our series C convertible preferred stock, our series D convertible preferred stock, our series E convertible preferred stock and our series F convertible preferred stock shall be entitled to vote their shares of preferred stock on an “as-converted” basis, subject to the terms and conditions, including the beneficial ownership limitations, set forth in the certificate of designations for each such series of preferred stock.

As of the Record Date, there were 10,869,530 shares of common stock outstanding, which shares were entitled to an aggregate of 10,869,530 votes at the Annual Meeting, and there were 3,979 shares of preferred stock outstanding, which shares were entitled to an aggregate of 20,488,077 votes at the Annual Meeting (before giving effect to the beneficial ownership limitations set forth in the certificate of designations for each applicable series of preferred stock). Under Delaware law, stockholders will not have appraisal or similar rights in connection with any proposal set forth in this Proxy Statement.

Votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting. Shares represented by a properly executed and delivered proxy will be voted at the Annual Meeting and, when instructions have been given by the stockholder, will be voted in accordance with those instructions. If no instructions are given, the shares will be voted FOR Proposal Nos. 1, 2, 3, 4, 5 and 6, as applicable.

Abstentions and broker non-votes will each be counted as present for the purpose of determining whether a quorum is present at the Annual Meeting. Abstentions will have no effect on the outcome of the election of directors (Proposal No. 1), but will be counted as a vote AGAINST the proposal to amend the Adhera Therapeutics, Inc. 2018 Long-Term Incentive Plan (Proposal No. 2), AGAINST the ratification of Squar Milner LLP as our independent registered public accounting firm (Proposal No. 3), AGAINST the proposal to effect a reverse split of our common stock (Proposal No. 4), AGAINST the approval of the advisory vote to approve the compensation of our named executive officers (Proposal No. 5), and AGAINST the proposal to create a new series of preferred stock of our company to be designated as Series G Convertible Preferred Stock (Proposal No. 6).

Broker non-votes will have no effect on the outcome of the election of directors (Proposal No. 1), the approval of the amendment of the Adhera Therapeutics, Inc. 2018 Long-Term Incentive Plan (Proposal No. 2), the ratification of Squar Milner LLP as our independent registered public accounting firm (Proposal No. 3) or the approval of the advisory vote to approve the compensation of our named executive officers (Proposal No. 5 ), and will not apply with respect to the solicitation of the consent of the holders of the outstanding shares of our preferred stock to create a new series of preferred stock of our company to be designated as Series G Convertible Preferred Stock (Proposal No. 6) due to the fact that the shares of our preferred stock are not held in “street name”. Broker non-votes will be considered as a vote AGAINST the proposal to effect a reverse stock split of our common stock (Proposal No. 4).

A broker non-vote occurs when a broker submits a proxy card with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules of the New York Stock Exchange, a broker may have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of independent registered public accounting firms, but do not include the election of directors, the adoption or amendment of employee benefit plans and advisory votes regarding executive compensation. Thus, brokers will generally have the discretion to vote the proxy for Proposal Nos. 3 and 4, but will not have discretion to cast a vote on Proposal Nos. 1, 2 and 5. As noted above, broker non-votes will not apply to Proposal No. 6 (relating to the designation of Series G Convertible Preferred Stock).

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On each matter properly presented for consideration at the Annual Meeting, holders of common stock will be entitled to one vote for each share of common stock held, and holders of preferred stock will be entitled to vote on an “as-converted” basis subject to the terms and conditions set forth in the certificate of designations for each such series of preferred stock. Stockholders do not have cumulative voting rights in the election of directors.

Only the holders of the outstanding shares of our preferred stock shall be entitled to vote on Proposal No. 6 (relating to the designation of Series G Convertible Preferred Stock). As a result, the holders of the outstanding shares of our common stock as of the Record Date will be entitled to vote on Proposal Nos. 1 – 5, and the holders of the outstanding shares of our preferred stock as of the Record Date will be entitled to vote on Proposal Nos. 1 – 6.

Vote Required.

For the election of directors (Proposal No. 1), the nominees who receive a plurality of votes from the shares present in person or by proxy and entitled to vote at the Annual Meeting will be elected.

For the approval of the amendment of the Adhera Therapeutics, Inc. 2018 Long-Term Incentive Plan (Proposal No. 2), the ratification of our independent registered public accounting firm (Proposal No. 3) and the approval of the advisory vote to approve the compensation of our named executive officers (Proposal No. 5), the vote of a majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting is required. Because your vote with respect to Proposal No. 5 is advisory, it will not be binding upon our Board of Directors.

For the approval of the solicitation to consent to the creation of a new series of preferred stock of our company to be designated as Series G Convertible Preferred Stock (Proposal No. 6), the consent of the holders of a majority of the voting power of the then outstanding shares of each of our Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock and Series F Convertible Preferred Stock is required. If the holders of a majority of the voting power of any such series of preferred stock do not consent to the creation of the Series G Convertible Preferred Stock, Proposal No. 6 will not be approved.

For the approval of the proposal to amend our certificate of incorporation to effect a reverse split of our common stock (Proposal No. 4), the affirmative vote of a majority of the shares entitled to vote on the matter at the Annual Meeting is required.

If any other matters are properly presented for consideration at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote on those matters in accordance with their best judgment.

Householding. Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement or our annual report may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: Adhera Therapeutics, Inc., 4721 Emperor Boulevard, Suite 350, Durham, North Carolina 27703, phone: 919-578-5901, Attention: Secretary. If you want to receive separate copies of our annual report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Our Amended and Restated Bylaws (the “Bylaws”) provide that the Board of Directors of our Company shall consist of not less than three (3) members and not more than eleven (11) members, as fixed by the Board of Directors. Currently, the Board of Directors consists of six (6) members.

At the Annual Meeting, four (4) directors are to be elected to serve until the 2020 annual meeting of our stockholders and until such directors’ respective successors are elected or appointed and qualify or until any such director’s earlier resignation or removal. The Board of Directors has nominated each of the persons listed below for election to the Board of Directors at the Annual Meeting. Each of the director nominees, other than Michael T. Smith, is currently a member of our Board of Directors.

Name	Age	Position	Director Since
Uli Hacksell, Ph.D.	69	Chairman of the Board	July 2018
Nancy R. Phelan	50	Chief Executive Officer, Secretary and a director	October 2018
Tim Boris (1)(2)(3)	50	Director	April 2018
Michael T. Smith	56	Director Nominee	N/A

(1)	Member of Audit Committee.
(2)	Member of Compensation Committee.
(3)	Member of Nominating and Corporate Governance Committee.

If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the current Board of Directors or the proxy holders to fill such vacancy or for the balance of those nominees named without the nomination of a substitute, or the size of the Board of Directors may be reduced in accordance with our Bylaws.

Nominees

The following information is submitted concerning the nominees for election as directors based upon information received by us from such persons:

Uli Hacksell, Ph.D. – Dr. Hacksell has served as a director of our company, and as the Chairman of our Board of Directors, since July 1, 2018. Dr. Hacksell has served as Chairman of the Board of Directors of Cerecor Inc. since May 2015 and as President and Chief Executive Officer of Cerecor Inc. from January 2016 to August 2017. From September 2000 to March 2015, Dr. Hacksell served as the Chief Executive Officer and as a director of ACADIA Pharmaceuticals Inc. From February 1999 to September 2000, he served as the Executive Vice President of Drug Discovery of ACADIA. Previously, Dr. Hacksell held various senior executive positions at Astra AB, a pharmaceutical company, including Vice President of Drug Discovery and Technology, and President of Astra Draco AB, one of Astra’s largest research and development subsidiaries. He also served as Vice President of CNS Preclinical R&D at Astra Arcus, another Astra subsidiary. Earlier in his career, Dr. Hacksell held the positions of Professor of Organic Chemistry and Department Chairman at Uppsala University in Sweden and served as Chairman and Vice Chairman of the European Federation of Medicinal Chemistry. Dr. Hacksell received his Master of Pharmacy and a Ph.D. in Medicinal Chemistry from Uppsala University. Our Board of Directors believes that Dr. Hacksell brings to the board substantial leadership skills and scientific background that are helpful in its discussions for determining the company’s growth strategy and business plans.

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Nancy R. Phelan – Ms. Phelan has served as our Chief Executive Officer and Secretary since April 4, 2019, and as a director of our company since October 2018. Ms. Phelan is an accomplished senior executive and thought leader with over 20 years’ success in the healthcare and biotech industries. She is a passionate and compassionate leader of high performing teams with deep expertise in designing effective customer marketing strategies and building commercial capabilities that drive performance. From July 2017 until September 2018, Ms. Phelan served as Senior Vice President, Commercial Growth at Outcome Health, where her responsibilities included driving innovation and commercial growth for the world’s largest platform for actionable health intelligence. Ms. Phelan has also served since January 2018 as an Executive Advisor before transitioning to Chief Business Officer in October 2018 until April, 2019 for Innate Biologics, (a pioneer in targeting, preventing and treating inflammation), and remains an Executive Advisor; since April, 2018 as an Independent Board Member for FemmePharma Consumer Healthcare, since August, 2018 as an Advisory Board Member for Eved (a technology platform for B2B payment and meetings and events Transparency) and in November 2019 as a Board of Managers member, since May, 2018 as a member of the Pharma Digital Health Roundtable Steering Committee, since March 2019 as a member of the Board of Managers of HATCH@Takeda, and from September 2018 until March 2019 as a member of the Commercial Advisory Board of The Medicines Company. From September 2011 until December 2016, Ms. Phelan held roles of increasing responsibility for Bristol-Myers Squibb Company (“BMS”), including Vice President, U.S. Customer Strategy and Operations and Head, Worldwide Commercial Operations. Prior to her time at BMS, from October 2004 until September 2011, Ms. Phelan held leadership roles in global and U.S. marketing at Wyeth, which was acquired by Pfizer Inc. in 2009, including Executive Director in Commercial Development, and established a best in class customer and digital marketing organization. Ms. Phelan received a BA with Honors from Franklin & Marshall College and completed coursework in Villanova University’s MBA program.

Tim Boris – Mr. Boris has served as a director of our company since April 2018. Mr. Boris is an experienced General Counsel and business executive who has served on or been legal advisor to executive and leadership teams in multiple industries. Mr. Boris currently serves as General Counsel for Elucida Oncology, Inc. (a private biotech company focused on cancer treatment via a proprietary nanoparticle platform) and also serves on its Board of Directors. He previously served as the President of SpendSmart Networks, Inc. from April 19, 2016 until March 2017, and he also served as the General Counsel and Secretary of SpendSmart Networks, Inc. from January 20, 2015 and February 21, 2015, respectively, until March 2017. Mr. Boris previously served as Vice President of Legal Affairs and General Counsel for Restorgenex Corporation (currently Diffusion Pharmaceuticals) from August 2011 until January 19, 2015. He received a Bachelor’s of Business Administration from the University of Michigan, Ross School of Business and a juris doctorate from the University of San Diego School of Law.

Michael T. Smith – Mr. Smith is an experienced investor and business executive with significant capital markets and accounting expertise. He served as a portfolio manager at Alpine Funds from 2013 to 2017 and invested in a variety of industries. Prior to that, Mr. Smith was a Partner and Director at Lord Abbett & Co. from 1997 to 2013, where he focused on analyzing and investing in small public companies. Previously, Mr. Smith spent five years at Coopers and Lybrand (now PriceWaterhouseCoopers), where he specialized in auditing businesses across a spectrum of industries. Currently, Mr. Smith serves as a director of Elucida Oncology, Inc. (a private biotech company focused on cancer treatment via a proprietary nanoparticle platform), in which capacity he has served since April 2018. He received a Bachelors of Business Administration-Accounting from California State University, Fullerton and an MBA from New York University, Stern School of Business.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the Annual Meeting, either in person or by proxy, is required for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS

VOTE “FOR” ALL OF THE NOMINEES NAMED IN PROPOSAL NO. 1.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the ownership of our common stock as of November 12, 2019 (the “Determination Date”) by: (i) each current director of our company and each director nominee; (ii) each of our Named Executive Officers; (iii) all current executive officers and directors of our company as a group; and (iv) all those known by us to be beneficial owners of more than five percent (5%) of our common stock.

Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. Under these rules, beneficial ownership generally includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire beneficial ownership of within 60 days of the Determination Date, through the exercise of any option, warrant or similar right (such instruments being deemed to be “presently exercisable”). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock that could be issued upon the exercise of presently exercisable options and warrants are considered to be outstanding. These shares, however, are not considered outstanding as of the Determination Date when computing the percentage ownership of each other person.

To our knowledge, except as indicated in the footnotes to the following table, and subject to state community property laws where applicable, all beneficial owners named in the following table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Percentage of ownership is based on 10,869,530 shares of common stock outstanding as of the Determination Date. Unless otherwise indicated, the business address of each person in the table below is c/o Adhera Therapeutics, Inc., 4721 Emperor Boulevard, Suite 350, Durham, North Carolina 27703. No shares identified below are subject to a pledge.

Name	Number of Shares		Percent of Shares Outstanding (%)
Officers and Directors:
Robert C. Moscato, Jr., Former CEO, Secretary and Director	850,000	(1)	7.3%
Uli Hacksell, Ph.D., Chairman of the Board	625,000	(2)	5.4%
Isaac Blech, Director	2,061,880	(3)	15.9%
Donald A. Williams, Director	344,200	(4)	3.1%
Erik Emerson, Director	810,000	(5)	7.0%
Nancy Phelan, CEO, Secretary and Director	400,000	(6)	3.7%
Tim Boris, Director	0		N/A
Eric Teague, Former CFO	0		N/A
Vuong Trieu, Ph.D., Former Director and Interim CEO	10,709,005	(7)	59.4%
Joseph W. Ramelli, former CEO	100,000	(8)	*
Michael T. Smith, Director Nominee	175,000	(10)	1.6%
Rhonda Stanley, SVP Finance & Accounting	0		N/A
All directors and executive officers as a group (7 persons)	4,234,880	(9)	28.2%

Five Percent (5%) Holders:
Autotelic LLC	2,312,356	(11)	21.3%

* Beneficial ownership of less than 1.0% is omitted.

(1)

Consists of (i) presently exercisable options to purchase 500,000 shares of common stock held by Mr. Moscato; (ii) presently exercisable warrants to purchase 150,000 shares of common stock held by an entity of the general partner of which Mr. Moscato is majority member and manager; and (iii) 200,000 shares of common stock issuable upon the conversion of 20 shares of Series F Preferred Stock held by an entity of the general partner of which Mr. Moscato is the majority member and manager (prior to giving effect to any accrued and unpaid dividends on such shares of Series F Preferred Stock).

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(2)	Consists of presently exercisable options to purchase 625,000 shares of common stock.

(3)

Consists of presently exercisable options to purchase 216,855 shares of common stock held by Mr. Blech, presently exercisable warrants to purchase 16,875 shares of common stock held by Mr. Blech and 22,500 shares of common stock issuable upon conversion of 2.25 shares of Series E Preferred Stock held by Mr. Blech (prior to giving effect to any accrued and unpaid dividends on such shares of Series E Preferred Stock). Also includes presently exercisable warrants to purchase 773,850 shares of common stock held by a trust affiliated with Mr. Blech and 1,031,800 shares of common stock issuable upon conversion of 103.18 shares of Series E Preferred Stock held by a trust affiliated by Mr. Blech (prior to giving effect to any accrued and unpaid dividends on such shares of Series E Preferred Stock).

(4)

Consists of presently exercisable options to purchase 23,000 shares of common stock, presently exercisable warrants to purchase 135,000 shares of common stock and 180,000 shares of common stock issuable upon conversion of 18 shares of Series E Preferred Stock (prior to giving effect to any accrued and unpaid dividends on such shares of Series E Preferred Stock).

(5)	Includes presently exercisable options to purchase 750,000 shares of common stock.

(6)	Consists of presently exercisable options to purchase 400,000 shares of common stock.

(7)	Includes presently exercisable warrants to purchase 1,135,425 shares of common stock held by Dr. Trieu and 1,513,900 shares of common stock issuable upon the conversion of 151.39 shares of Series E Preferred Stock held by Dr. Trieu (prior to giving effect to any accrued and unpaid dividends on such shares of Series E Preferred Stock). Also includes 2,312,356 shares held by Autotelic LLC, of which entity Dr. Trieu serves as Chief Executive Officer, and 86,207 shares held by LipoMedics Inc., of which entity Dr. Trieu serves as Chairman of the Board and Chief Operating Officer. Also includes the following shares held by Autotelic Inc., of which entity Dr. Trieu serves as Chairman of the Board: (i) 525,536 shares of common stock; (ii) presently exercisable warrants to purchase 2,706,965 shares of common stock; and (iii) 1,815,900 shares of common stock issuable upon the conversion of 181.59 shares of Series E Preferred Stock (prior to giving effect to any accrued and unpaid dividends on such shares of Series E Preferred Stock).

(8)	Consists of presently exercisable options to purchase 100,000 shares of common stock.

(9)	See the information contained in footnotes (2) – (6) above.

(10)	Consists of 100,000 shares of common stock issuable upon the conversion of 10 shares of Series E Preferred Stock held by Mr. Smith (prior to giving effect to any accrued and unpaid dividends on such shares of Series E Preferred Stock), and presently exercisable warrants to purchase 75,000 shares of common stock held by Mr. Smith. It is anticipated that, if Mr. Smith is elected to the Board at the Annual Meeting, he will receive a grant of options consistent with our current policies and practices. Mr. Smith also holds a secured promissory note issued by our company in the original principal amount of $25,000.

(11)	Information based on a Schedule 13D filed with the SEC on November 23, 2016.

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Biographical Information Concerning Executive Officers

Biographical information concerning our Chief Executive Officer, who also serves as a member of our Board of Directors, is set forth above. Biographical information concerning our executive officers (other than our Chief Executive Officer) is set forth below.

Rhonda Stanley, CPA – Ms. Stanley has served as the Senior Vice President of Finance and Accounting of our company since November 1, 2019 and, prior to her appointment, she served in the same position in a consulting capacity for our company from May 2019 to October 2019. Ms. Stanley is an accomplished financial professional with over a decade of financial leadership experience. She has broad finance and accounting experience including initial public offerings, mergers and acquisitions, reverse mergers, operations and management for life science and biotechnology companies. Ms. Stanley has served in a consulting role as the Senior Vice President of Finance & Accounting of the Company since May 2019. Prior to that, she served as Chief Financial Officer of Asklepios Biopharmaceuticals, Inc. from May 2017 to 2018, as Chief Financial Officer of Bamboo Therapeutics Inc. (a privately held gene therapy company that was sold to Pfizer in 2016) from January 2016 to May 2017, as Vice President of Finance and Corporate Controller of Nephrogenix Inc. (NASDAQ: NRX) from 2014 to 2015, and as Corporate Controller and Chief Accounting Officer of Ocera Therapeutics Inc. from 2010 to 2014. Ms. Stanley earned an M.B.A. from Embry Riddle University, an Associate of Applied Science degree in Nursing from Sandhills Community College, and a B.S. in Accounting from Bradley University. Ms. Stanley, age 59, is a Certified Public Accountant who also served as a Captain in the U.S. Army Finance Corp.

Director’s Qualifications

In selecting a particular candidate to serve on our Board of Directors, we consider the needs of our company based on particular experiences, qualifications, attributes and skills that we believe would be advantageous for our Board members to have and would qualify such candidate to serve on our Board given our business profile and the environment in which we operate. The table below sets forth such experiences, qualifications, attributes and skills, and identifies the ones that each director nominee possess.

Attributes	Mr. Boris	Dr. Hacksell	Ms. Phelan	Mr. Smith
Financial Experience	X			X
Public Board Experience	X	X
Industry Experience		X	X	X
Scientific Experience		X
Commercial Experience		X	X
Corporate Governance Experience	X	X	X	X
Capital Markets Experience	X			X
Management Experience	X	X	X	X

Arrangements Regarding Director Nominations

Messrs. Emerson and Boris were initially identified to serve as members of our Board by the holders of a majority of the shares of our Series E Preferred Stock sold in our private placement on April 16, 2018 pursuant to the director designation right provided in the subscription agreements that we entered into with the purchasers of our securities in connection with such private placement.

Family Relationships

There are no familial relationships between any of our executive officers and directors.

Director or Officer Involvement in Certain Legal Proceedings

Our directors and executive officers were not involved in any legal proceedings as described in Item 401(f) of Regulation S-K in the past ten years, other than the fact that Mr. Williams had served as a member of the Board of Directors of Proove Biosciences, Inc., a private company, from January 2015 until May 2017, which entity went into receivership in approximately September 2017.

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Independence of the Board of Directors

The Board of Directors utilizes NASDAQ’s standards for determining the independence of its members. In applying these standards, the Board considers commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others, in assessing the independence of directors, and must disclose any basis for determining that a relationship is not material. The Board has determined that the following three (3) director nominees, namely Tim Boris, Uli Hacksell, Ph.D. and Michael T. Smith, are independent directors within the meaning of the NASDAQ independence standards. In making these independence determinations, the Board did not exclude from consideration as immaterial any relationship potentially compromising the independence of any of the above directors.

Meetings of the Board of Directors

The Board of Directors held seventeen (17) meetings during 2018. During 2018, all directors attended more than 75% of the aggregate number of meetings of the Board of Directors that were held during the time that they served as members of the Board of Directors. We do not have a formal policy regarding attendance by members of the Board of Directors at the annual meeting of stockholders, but we strongly encourage all members of the Board of Directors to attend our annual meetings and expect such attendance except in the event of extraordinary circumstances. All of our directors who were serving on our Board of Directors at the time of our annual meeting of stockholders for the 2018 fiscal year, other than Mr. Blech, attended such annual meeting.

Committees of the Board of Directors

The Board of Directors has established and currently maintains the following three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee (the “N&GC”). The Board of Directors has adopted written charters for each of these committees, which we make available free of charge on or through our Internet website, along with other items related to corporate governance matters, including our Code of Business Conduct and Ethics applicable to all employees, officers and directors. We maintain our Internet website at www.adherathera.com. You can access our committee charters and code of conduct on our website by first clicking “About Adhera Therapeutics” and then “Corporate Governance.”

We intend to disclose on our Internet website any amendments to or waivers from our Code of Business Conduct and Ethics, as well as any amendments to the charters of any of our standing committees. Any stockholder also may obtain copies of these documents, free of charge, by sending a request in writing to: Adhera Therapeutics, Inc., 4721 Emperor Boulevard, Suite 350, Durham, North Carolina 27703, Attn: Secretary.

Currently, the Audit Committee consists of Mr. Williams (Chair) and Mr. Boris, the Compensation Committee consists of Mr. Boris (Chair), Mr. Blech and Mr. Williams, and the N&GC consists of Mr. Blech (Chair), Mr. Boris and Mr. Williams. It is anticipated that, following the Annual Meeting, Mr. Smith will serve as Chair of the Audit Committee, and that he will also serve as a member of the Compensation Committee and the N&GC. During the 2018 fiscal year, the Audit Committee held six (6) meetings, the Compensation Committee held one (1) meeting, and the N&GC did not hold any meetings. All members of each standing committee during 2018 attended at least 75% of the meetings that were held during the periods when they served as members of such committee.

Audit Committee. Among other functions, the Audit Committee authorizes and approves the engagement of the independent registered public accounting firm, reviews the results and scope of the audit and other services provided by the independent registered public accounting firm, reviews our financial statements, reviews and evaluates our internal control functions, approves or establishes pre-approval policies and procedures for all professional audit and permissible non-audit services provided by the independent registered public accounting firm and reviews and approves any proposed related party transactions. The Board of Directors has determined that each of the current members of the Audit Committee is an independent director within the meaning of the NASDAQ independence standards and Rule 10A-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Board of Directors has determined that each of the members of the Audit Committee qualifies as an Audit Committee Financial Expert under applicable SEC Rules and that each of the members of the Audit Committee satisfies the NASDAQ standards of financial literacy and financial or accounting expertise or experience.

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Compensation Committee. The Compensation Committee’s functions include reviewing and approving the compensation and benefits for our executive officers, administering our equity compensation plans and making recommendations to the Board of Directors regarding these matters. Neither the Compensation Committee nor the Board of Directors retained any consultants to assist in the review and approval of the compensation and benefits for the executive officers of our company during 2018. The Board of Directors has determined that each current member of the Compensation Committee is an independent director within the meaning of the NASDAQ independence standards.

Nominating and Corporate Governance Committee. The N&CGC searches for and recommends to the Board of Directors potential nominees for director positions and makes recommendations to the Board of Directors regarding the size, composition and compensation of the Board of Directors and its committees. The Board of Directors has determined that each current member of the N&CGC is an independent director within the meaning of the NASDAQ independence standards.

Selection of Board Candidates

In selecting candidates for the Board of Directors, the Board (or, as used throughout this section, the N&GC, as applicable) begins by determining whether the incumbent directors whose terms expire at the annual meeting of stockholders desire and are qualified to continue their service on the Board of Directors. If there are positions on the Board of Directors for which the Board will not be re-nominating an incumbent director, or if there is a vacancy on the Board of Directors, the Board will solicit recommendations for nominees from persons whom the Board believes are likely to be familiar with qualified candidates, including members of our Board of Directors and our senior management. The Board may also engage a search firm to assist in the identification of qualified candidates. The Board will review and evaluate those candidates whom it believes merit serious consideration, taking into account all available information concerning the candidate, the existing composition and mix of talent and expertise on the Board of Directors and other factors that it deems relevant. In conducting its review and evaluation, the Board may solicit the views of management and other members of the Board, and may conduct interviews of proposed candidates.

The Board generally requires that all candidates for the Board of Directors be of the highest personal and professional integrity and have demonstrated exceptional ability and judgment. The Board will consider whether such candidate will be effective, in conjunction with the other members of the Board of Directors, in collectively serving the long-term interests of our stockholders. In addition, the Board requires that all candidates have no interests that materially conflict with our interests and those of our stockholders, have meaningful management, advisory or policy making experience, have a general appreciation of the major business issues facing us and have adequate time to devote to service on the Board of Directors.

The Board will consider stockholder recommendations for nominees to fill director positions, provided that the Board will not entertain stockholder nominations from stockholders who do not meet the eligibility criteria for submission of stockholder proposals under Rule 14a-8 of Regulation 14A under the Exchange Act. Stockholders may submit written recommendations for nominees to the Board of Directors, together with appropriate biographical information and qualifications of such nominees as required by our Bylaws, to our Corporate Secretary following the same procedures as described in “Stockholder Communications” in this Proxy Statement. In order for a nominee for directorship submitted by a stockholder to be considered, such recommendation must be received by the Corporate Secretary by the time period set forth in our most recent proxy statement for the submission of stockholder proposals under Rule 14a-8 of Regulation 14A under the Exchange Act. The Corporate Secretary shall then deliver any such communications to the Chairman of the Board or the N&GC, as applicable. The Board will evaluate stockholder recommendations for candidates for the Board of Directors using the same criteria as for other candidates, except that the Board may consider, as one of the factors in its evaluation of stockholder recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in our equity.

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In addition to the foregoing, we note that the holders of a majority of the shares of our series E preferred stock that were issued in our offering of shares of series E preferred stock during 2018 had the right to designate three persons for election as directors of our company at our 2018 Annual Meeting of Stockholders (which designees were Dr. Hacksell, Mr. Boris and Mr. Emerson), and that we agreed with the investors who purchased our securities in our offering of series E preferred stock that Mr. Blech would also be included as a nominee for director at our 2018 Annual Meeting of Stockholders.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors is currently chaired by Uli Hacksell, Ph.D., who was appointed to serve in such capacity effective July 1, 2018. Also, Nancy R. Phelan currently serves as our Chief Executive Officer, having been engaged in such role effective April 4, 2019 after having previously served as an independent member of the Board since October 2018. Although we have not adopted a formal policy on whether the Chairman of the Board and Chief Executive Officer positions should be separate or combined, given our company’s operational history, recent organizational changes and need for strong and experienced leadership as we seek to significantly expand our business operations and commercial capabilities, we have determined that it is in the best interests of our company and its stockholders that these roles be separate. However, while our Board believes the separation of these positions currently serves our company well, and intends to maintain this separation where appropriate and practicable, the Board does not believe that it is appropriate to prohibit one person from serving as both Chairman of the Board and Chief Executive Officer. Our Board will continually evaluate our leadership structure and could in the future decide to combine the Chairman and Chief Executive Officer positions if it believes that doing so would serve the best interests of our company and its stockholders.

As noted above, our Board has determined that Dr. Hacksell is independent within the meaning of the NASDAQ independence standards. As such, and in his role as Chairman of the Board, we believe that Dr. Hacksell can help to ensure that our independent directors have a strong voice in the leadership of our company, including having the ability to provide management with guidance and feedback on their performance. To further strengthen the voice of our independent directors, we provide that such directors meet on a regular basis, and we have provided that all of the members of the Audit Committee, the Compensation Committee and the N&GC are independent.

Our Board of Directors and the Audit Committee thereof is responsible for overseeing the risk management processes on behalf of our company. The Board and, to the extent applicable, the Audit Committee, receive and review periodic reports from management, auditors, legal counsel and others, as considered appropriate regarding our company’s assessment of risks. Where applicable, the Audit Committee reports regularly to the full Board of Directors with respect to risk management processes. The Audit Committee and the full Board of Directors focus on the most significant risks facing our company and our company’s general risk management strategy, and also ensure that risks undertaken by our company are consistent with the Board’s appetite for risk. While the Board oversees the risk management of our company, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our company and that our Board leadership structure supports this approach.

Stockholder Communications

All stockholder communications must: (i) be addressed to our Corporate Secretary at our address; (ii) be in writing either in print or electronic format; (iii) be signed by the stockholder sending the communication; (iv) indicate whether the communication is intended for the entire Board of Directors, a committee thereof, or the independent directors; (v) if the communication relates to a stockholder proposal or director nominee, identify the number of shares held by the stockholder, the length of time such shares have been held, and the stockholder’s intention to hold or dispose of such shares, provided that we will not entertain shareholder proposals or shareholder nominations from shareholders who do not meet the eligibility and procedural criteria for submission of shareholder proposals under Rule 14a-8 of Regulation 14A under the Exchange Act; and (vi) if the communication relates to a director nominee being recommended by the stockholder, must include appropriate biographical information of the candidate as is required by our Bylaws.

Upon receipt of a stockholder communication that is compliant with the requirements identified above, the Corporate Secretary shall promptly deliver such communication to the appropriate member(s) of the Board of Directors or committee member(s) identified by the stockholder as the intended recipient of such communication by forwarding the communication to either the chairman of the Board of Directors with a copy to the Chief Executive Officer, the chairman of the applicable committee, or to each of the independent directors, as the case may be.

The Chief Executive Officer may, in her sole discretion and acting in good faith, provide copies of any such stockholder communication to any one or more of our directors and executive officers, except that in processing any stockholder communication addressed to the independent directors, the Chief Executive Officer may not copy any member of management in forwarding such communications. In addition, the Chief Executive Officer may, in her sole discretion and acting in good faith, not forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for consideration by the intended recipient and any such correspondence may be forwarded elsewhere in our company for review and possible response.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Approval for Related Party Transactions

It is our practice and policy to comply with all applicable laws, rules and regulations regarding related-person transactions. Our Code of Business Conduct and Ethics requires that all employees, including officers and directors, disclose to the CEO the nature of any company business that is conducted with any related party of such employee, officer or director (including any immediate family member of such employee, officer or director, and any entity owned or controlled by such persons). If the transaction involves an officer or director of our company, the CEO must bring the transaction to the attention of the Audit Committee or, in the absence of an Audit Committee the full Board, which must review and approve the transaction in advance. In considering such transactions, the Audit Committee (or the full Board, as applicable) takes into account the relevant available facts and circumstances.

Related Party Transactions

Transactions with Vuong Trieu, Ph.D.

We entered into the following transactions with Dr. Trieu, who previously served as an executive officer and a director of our company, and/or entities that are controlled by him or with which he is affiliated, that require disclosure under Item 404(a) of Regulation S-K promulgated under the Exchange Act: (A) we and Dr. Trieu were parties to a Line Letter dated November 15, 2016 pursuant to which Dr. Trieu offered to us an unsecured line of credit in an amount not to exceed $540,000, to be used for operating expenses (the outstanding principal balance of which line of credit, plus accrued and unpaid interest thereon, converted into shares of our Series E Preferred Stock and warrants to purchase shares of our common stock upon the closing of our private placement of such securities on April 16, 2018); (B) Dr. Trieu is the Chief Executive Officer of Autotelic LLC, with which entity we entered into a License Agreement dated November 15, 2016; (C) Dr. Trieu is the Chairman of the Board of Directors of Autotelic Inc., with which entity we entered into a Master Services Agreement dated November 15, 2016 (which agreement was terminated effective October 31, 2018), and which entity offered to us an unsecured line of credit in an amount not to exceed $500,000 in April 2017 (the outstanding principal balance of which line of credit, plus accrued and unpaid interest thereon, converted into shares of our Series E Preferred Stock and warrants to purchase shares of our common stock upon the closing of our private placement of such securities on April 16, 2018); (D) Dr. Trieu is the Chairman of the Board of Directors and Chief Operating Officer of LipoMedics Inc., with which entity we entered into a License Agreement and a Stock Purchase Agreement, each dated February 6, 2017; (E) Dr. Trieu is the Chairman of the Board of Directors and Chief Executive Officer of Oncotelic Inc., with which entity we entered into a License Agreement dated July 17, 2017 (which agreement has been terminated); and (F) Dr. Trieu is the Chairman of the Board of Directors of Autotelic Inc., which entity owns a significant equity stake in Autotelic BIO, with which entity we entered into a binding term sheet on January 11, 2018 regarding the licensing of our IT-103 product candidate (which binding term sheet has been cancelled).

Each of the foregoing agreements is described immediately below. Immediately following the completion of the merger between IThenaPharma Inc. (“IThena”) and Adhera Therapeutics on November 15, 2016, Autotelic LLC owned approximately 25.8% of the issued and outstanding shares of our common stock and Autotelic Inc. owned approximately 5.9% of the issued and outstanding shares of our common stock.

On October 1, 2018, we entered into an Omnibus Settlement Agreement with Dr. Trieu, Autotelic Inc., Autotelic LLC, Autotelic BIO, Oncotelic, Inc. and LipoMedics, Inc. (the “Omnibus Settlement Agreement”), pursuant to which, among other things, Dr. Trieu resigned as a member of our Board of Directors effective immediately.

Line Letter with Dr. Trieu

On November 15, 2016, we entered into a Line Letter with Dr. Trieu for an unsecured line of credit in an amount not to exceed $540,000, all of which was drawn down. The unpaid principal balance of the line of credit, together with accrued and unpaid interest thereon, converted into 114.63 shares of our Series E Preferred Stock and warrants to purchase up to 859,725 shares of our common stock upon the closing of our private placement of such securities on April 16, 2018. As a result of the conversion of the line of credit, all of our obligations to Dr. Trieu thereunder have been satisfied and the line of credit is no longer outstanding.

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Autotelic LLC License Agreement

On November 15, 2016, we entered into a License Agreement with Autotelic LLC pursuant to which (A) we licensed to Autotelic LLC certain patent rights, data and know-how relating to FAP and nasal insulin, for human therapeutics other than for oncology-related therapies and indications, and (B) Autotelic LLC licensed to us patent rights, data and know-how relating to IT-102 and IT-103, in connection with individualized therapy of pain using a non-steroidal anti-inflammatory drug and an anti-hypertensive without inducing intolerable edema, and treatment of certain aspects of proliferative disease, but not including rights to IT-102/IT-103 for Therapeutic Drug Monitoring (TDM) guided dosing for all indications using an Autotelic Inc. TDM Device. We also granted a right of first refusal to Autotelic LLC with respect to any license by us of the rights licensed by or to us under the License Agreement in any cancer indication outside of gastrointestinal cancers. As per the Omnibus Settlement Agreement, the License Agreement shall continue, provided that Autotelic LLC shall be licensee and have a license to, without representation or warranty, nasal apomorphine and nasal scopolamine and related intellectual property in addition to nasal insulin, and Autotelic LLC shall not be a licensee or have a license to FAP or CEQ508 and related intellectual property.

Master Services Agreement

On November 15, 2016, we entered into a Master Services Agreement (the “MSA”) with Autotelic Inc., pursuant to which Autotelic Inc. agreed to provide certain business functions and services from time to time at our request. In April 2018, and in connection with the closing of our private placement of our Series E Preferred Stock and warrants to purchase shares of our common stock, we entered into a Compromise and Settlement Agreement with Autotelic Inc. pursuant to which we agreed to issue to Autotelic Inc. an aggregate of 162.59 shares of our Series E Preferred Stock and warrants to purchase up to 2,564,465 shares of our common stock to satisfy accrued and unpaid fees in the aggregate amount of approximately $812,967, and other liabilities, owed to Autotelic Inc. as of March 31, 2018 pursuant to the MSA. We also made payments to Autotelic, Inc. in the aggregate amount of $266,278 during 2018 for services rendered under the MSA after March 31, 2018. The MSA was terminated effective as of October 31, 2018.

Line Letter with Autotelic Inc.

On April 4, 2017, we entered into a Line Letter with Autotelic Inc. for an unsecured line of credit in an amount not to exceed $500,000, to be used for operating expenses. The balance under the line was $93,662, including accrued interest of $2,847 as of December 31, 2017. The unpaid principal balance of the line of credit, together with accrued and unpaid interest thereon, converted into 19 shares of our Series E Preferred Stock and warrants to purchase up to 142,500 shares of our common stock upon the closing of our private placement of such securities on April 16, 2018. As a result of the conversion of the line of credit, all of our obligations to Autotelic Inc. thereunder have been satisfied and the line of credit is no longer outstanding.

Arrangements with LipoMedics

On February 6, 2017, we entered into a License Agreement with LipoMedics, Inc. pursuant to which, among other things, we provided to LipoMedics a license to our SMARTICLES platform for the delivery of nanoparticles including small molecules, peptides, proteins and biologics. On the same date, we also entered into a Stock Purchase Agreement with LipoMedics pursuant to which we issued to LipoMedics an aggregate of 86,206 shares of our common stock for a total purchase price of $250,000. The License Agreement remains in effect.

Arrangements with Oncotelic

On July 17, 2017, we entered into a License Agreement with Oncotelic pursuant to which, among other things, we provided to Oncotelic a license to our SMARTICLES platform for the delivery of antisense DNA therapeutics, as well as a license to our conformationally restricted nucleotide technology with respect to TGF-Beta. Under the terms of the License Agreement, Oncotelic also agreed to purchase 49,019 shares of our common stock for an aggregate purchase price of $250,000 ($5.10 per share), with such purchase and sale to be made pursuant to a Stock Purchase Agreement to be entered into between us and Oncotelic within thirty (30) days following the date of the License Agreement. Oncotelic has not completed the purchase of the stock and we have not been able to reach a definitive agreement, as such we have terminated the agreement.

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Arrangements with Autotelic BIO

On January 11, 2018, we entered into a binding agreement with Autotelic BIO (“ATB”) pursuant to which, among other things, and subject to the satisfaction of certain conditions on or prior to January 15, 2019, we would grant to ATB a perpetual exclusive right of development and marketing of our IT-103 product candidate, at the currently approved dose/approved indications only for celecoxib (100 mg, 200mg and 400mg) for combined hypertension and arthritis only, with such right extending throughout the entire world (excluding the United States and Canada, and the territories of such countries). The grant of the license would be memorialized in a definitive license agreement to be entered into between the parties following the satisfaction of the applicable conditions. This agreement was terminated pursuant to the terms of the Omnibus Settlement Agreement.

Transactions with Former Chief Scientific Officer

Larn Hwang, Ph.D., our former Chief Scientific Officer, also served as the Chief Scientific Officer of Autotelic Inc., with which entity we entered into the MSA described above under “Related Party Transactions – Transactions with Vuong Trieu, Ph.D. – Master Services Agreement” and the Line Letter described above under “Related Party Transactions – Transactions with Vuong Trieu, Ph.D. – Line Letter with Autotelic Inc.” Dr. Hwang was also the Chief Scientific Officer of Oncotelic, Inc., with which entity we entered into the License Agreement described above under “Related Party Transactions – Transactions with Vuong Trieu, P.D. – Arrangements with Oncotelic”.

Transactions with Former Chief Operating Officer

Each of Mihir Munsif, our former Chief Operating Officer, and Autotelic Inc., of which entity Mr. Munsif served as an executive officer, owned approximately 5.9% of our issued and outstanding shares of common stock immediately following the completion of the merger between Adhera Therapeutics and IThena. In addition, we and Autotelic Inc. were parties to the MSA described above under “Related Party Transactions – Transactions with Vuong Trieu, Ph.D. – Master Services Agreement”, and on April 4, 2017 we entered into the Line Letter with Autotelic Inc. described above under “Related Party Transactions – Transactions with Vuong Trieu, Ph.D. – Line Letter with Autotelic Inc.” In addition, on February 6, 2017, we and Lipomedics, Inc., of which entity Mr. Munsif served as an executive officer, entered into the License Agreement and the Stock Purchase Agreement described above under “Related Party Transactions – Transactions with Vuong Trieu, Ph.D. – Arrangements with Lipomedics”.

Investment by Isaac Blech Trust

On November 22, 2017, we entered into a Note Purchase Agreement with a trust affiliated with Isaac Blech pursuant to which we issued to such trust a secured convertible promissory note in the principal amount of $500,000. The unpaid principal balance of the note, together with accrued and unpaid interest thereon, automatically converted into 103.7 shares of Series E Preferred Stock and warrants to purchase up to 777,750 shares of our common stock upon the closing of our private placement on April 16, 2018. As a result, all of our obligations to the holder of the note have been satisfied and the note is no longer outstanding. Mr. Blech became a member of our Board of Directors on November 22, 2017.

Transactions with BioMauris, LLC / Erik Emerson

Until February 2019, we had engaged the services of BioMauris, LLC, of which Erik Emerson, our former Chief Commercial Officer and a current member of our Board, is Executive Chairman. During the year ended December 31, 2018, we paid a total of $572,381 for services provided by BioMauris, LLC, and during the six months ended June 30, 2019, we paid a total of approximately $24,000 for services provided by BioMauris, LLC. In addition, during the year ended December 31, 2018, we paid a total to BioMauris, LLC of $62,576 related to Acutus Medical, the owner of which entity owns an equity interest in BioMauris, LLC.

Beginning in the second quarter of 2019 when components of the financial transaction took place and fully effective in July 2019, Mr. Emerson became the owner of an equity interest of approximately 22% in Pharma Hub Network, our third-party network manager. During the six months ended June 30, 2019, we paid approximately $17,000 to Pharma Hub Network. An unpaid balance of $27,000 was included in accounts payable and accrued expenses in our balance sheets as of June 30, 2019 and December 31, 2018, respectively.

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PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO OUR 2018 LONG-TERM INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE THEREUNDER FROM 6,000,000 TO 8,000,000

On October 11, 2019, our Board of Directors adopted, subject to stockholder approval at the Annual Meeting, an amendment to the Adhera Therapeutics, Inc. 2018 Long-Term Incentive Plan (the “2018 Plan”) to increase the number of shares of common stock available for issuance thereunder from 6,000,000 shares to 8,000,000 shares. As part of this process, our Board of Directors reviewed the number of shares available under the 2018 Plan, and determined that the approximately 2,225,000 shares available for grant thereunder represented an insufficient number of shares to enable us to provide sufficient future grants of stock options or other stock awards, as we seek to expand our business operations. The Board also noted that we only had approximately 275,000 shares available for grant under our 2014 Long-Term Equity Incentive Plan (the “2014 Plan”), and that we have in general ceased making new grants under the 2014 Plan.

As a result, our Board of Directors believes that the proposed amendment to the 2018 Plan is necessary and in the best interests of our company and its long-term strategic growth to permit us to attract, retain and motivate officers, employees, non-employee directors and consultants.

Potentially all of our employees, officers, directors and consultants are eligible to participate in the 2018 Plan. Because participation in, and the types of awards that may be made under, the 2018 Plan are subject to the discretion of the Compensation Committee (or the Board, as applicable), we cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant or groups of participants, including our directors, executive officers and other employees. As of September 30, 2019, there was one (1) executive officer and five (5) non-employee directors of our company who are eligible to participate in the 2018 Plan.

During the 2018 and 2019 fiscal years, and following the reorganization of our company in connection with the closing of the private placement of our Series E Convertible Preferred Stock in April and May 2018, we granted options to purchase up to an aggregate of 4,175,000 shares of common stock under the 2018 Plan to our executive officers and directors as a group (all of whom were newly engaged by our company, other than Mr. Emerson, who continued as our Chief Commercial Officer), of which (A) options to purchase up to 1,500,000 shares of common stock were granted to Mr. Moscato, our former Chief Executive Officer; (B) options to purchase up to 1,000,000 shares of common stock were granted to Dr. Hacksell, the Chairman of our Board of Directors; (C) options to purchase up to 550,000 shares of common stock were granted to Mr. Teague, our former Chief Financial Officer; and (D) options to purchase 1,125,000 shares of common stock were granted to Mr. Emerson, our former Chief Commercial Officer. Of the foregoing options: (i) options to purchase up to 1,175,000 shares of common stock have been forfeited, and thus returned to the 2018 Plan, due to the fact that the performance conditions for the vesting of such options have not been satisfied; and (ii) options to purchase up to 500,000 shares of common stock have expired and thus been returned to the 2018 Plan due to the separation of Mr. Teague from our company.

During the 2018 fiscal year, and following the reorganization of our company in connection with the closing of the private placement of our Series E Convertible Preferred Stock in April and May 2018, we also granted options to purchase up to an aggregate of 901,400 shares of common stock to our employees (other than our executive officers) as a group, of which 777,500 are still outstanding.

During the 2018 fiscal year, and prior to the reorganization of our company in connection with the closing of the private placement of our Series E Convertible Preferred Stock in April and May 2018, we granted options to purchase up to an aggregate of 19,000 shares of common stock to the directors of our company under the 2014 Plan as part of the annual grant of options to members of our Board of Directors, and we granted options to purchase up to an aggregate of 380,000 shares of common stock to one departing executive officer and two departing directors on May 2, 2018 (which options were not granted pursuant to either the 2018 Plan or the 2014 Plan).

The following is a brief description of the 2018 Plan. The full text of the 2018 Plan is attached as Annex A to the Proxy Statement for our 2018 Annual Meeting of Stockholders held on October 23, 2018, and the following description is qualified in its entirety by reference thereto. We urge you to read the 2018 Plan document carefully for a complete statement of the provisions summarized herein.

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Purpose

The purpose of the 2018 Plan is to further and promote the interests of our company, its subsidiaries and its stockholders by enabling our company and its subsidiaries to attract, retain and motivate employees, directors and consultants or those who will become employees, directors or consultants of the company and/or its subsidiaries, and to align the interests of those individuals and our stockholders. To do this, the 2018 Plan offers performance-based incentive awards and equity-based opportunities providing employees, directors and consultants with a proprietary interest in maximizing the growth, profitability and overall success of our company and/or its subsidiaries.

Number of Shares

The maximum number of shares of our common stock as to which awards may be granted under the 2018 Plan may not exceed six million (6,000,000) shares, which amount would be increased to eight million (8,000,000) shares if this Proposal No. 2 is approved, which amount is subject to proportional adjustment as determined by our Board to reflect certain stock changes, such as stock dividends and stock splits (see “Recapitalization Adjustments” below).

If any awards under the 2018 Plan expire or terminate unexercised, the shares of common stock allocable to the unexercised or terminated portion of such award shall again be available for award under the 2018 Plan.

Assuming approval of this Proposal No. 2, the number of shares of common stock available under the 2018 Plan would represent approximately 42.4% of the shares of common stock outstanding on the Record Date, or approximately 8.8% assuming the conversion in full of all of our outstanding shares of convertible preferred stock and exercise in full of all of our outstanding options and warrants as of such date.

Administration

The administration, interpretation and operation of the 2018 Plan is vested in a committee appointed by our Board (the “Committee”). The Committee may designate persons other than members of the Committee to carry out the day-to-day administration of the 2018 Plan. In addition, the Committee may, in its sole discretion, delegate day-to-day ministerial administration to persons other than members of the Committee, except that the Committee shall not delegate its authority with regard to selection for participation in the 2018 Plan and/or the granting of any Awards to Participants. In the event that our Board has not appointed the Committee, then our Board shall have all the powers of the Committee under the 2018 Plan.

Eligibility

Employees, directors and consultants, or those who will become employees, directors and/or consultants of our company and/or its subsidiaries are eligible to receive awards under the 2018 Plan. Awards under the 2018 Plan will be made by the Committee. No determination has been made as to future awards which may be granted under the 2018 Plan, although it is anticipated that recipients of awards will include the current executive officers and directors of our company.

Awards Under the 2018 Plan

Introduction. Awards under the 2018 Plan may consist of stock options, stock appreciation rights (“SARs”), restricted shares or performance unit awards, each of which is described below. All awards will be evidenced by an award agreement between us and the individual participant and approved by the Committee. In the discretion of the Committee, an eligible employee, director or consultant may receive awards from one or more of the categories described below, and more than one award may be granted to an eligible employee, director or consultant.

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Stock Options and Stock Appreciation Rights. A stock option is an award that entitles a participant to purchase shares of common stock at a price fixed at the time the option is granted. Stock options granted under the 2018 Plan may be in the form of incentive stock options (which qualify for special tax treatment) or non-qualified stock options, and may be granted alone or in addition to other awards under the 2018 Plan. Non-qualified stock options may be granted alone or in tandem with SARs.

A SAR entitles a participant to receive, upon exercise, an amount equal to (a) the excess of (i) the fair market value on the exercise date of a share of common stock, over (ii) the fair market value of a share of common stock on the date the SAR was granted, multiplied by (b) the number of shares of common stock for which the SAR has been exercised.

The exercise price and other terms and conditions of stock options and the terms and conditions of SARs will be determined by the Committee at the time of grant, provided, however, that the exercise price per share may not be less than 100 percent of the fair market value of a share of common stock on the date of the grant. In addition, the term of any incentive stock options granted under the 2018 Plan may not exceed ten years. An option or SAR grant under the 2018 Plan does not provide an optionee any rights as a stockholder and such rights will accrue only as to shares actually purchased through the exercise of an option or the settlement of an SAR.

If stock options and SARs are granted together in tandem, the exercise of such stock option or the related SAR will result in the cancellation of the related stock option or SAR to the extent of the number of shares in respect of which such option or SAR has been exercised.

Stock options and SARs granted under the 2018 Plan shall become exercisable at such time as designated by the Committee at the time of grant.

Payment for shares issuable pursuant to the exercise of a stock option (and applicable tax withholding) may be made either in cash, by certified check, bank draft, or money order, or, by delivery of shares satisfying such requirements as the Committee shall establish, or through such other mechanism as the Committee shall permit in its sole discretion.

In addition, the Committee, in its sole discretion, may provide in any stock option or SAR award agreement that the recipient of the stock option or SAR will be entitled to dividend equivalents with respect to such award. In such instance, in respect of any such award which is outstanding on a dividend record date for common stock, the participant would be entitled to an amount equal to the amount of cash or stock dividends that would have paid on the shares of common stock covered by such stock option or SAR award had such shares of common stock been outstanding on the dividend record date.

Restricted Share Awards. Restricted share awards are grants of common stock made to a participant subject to conditions established by the Committee in the relevant award agreement on the date of grant. The restricted shares only become unrestricted in accordance with the conditions and vesting schedule, if any, provided in the relevant award agreement. A participant may not sell or otherwise dispose of restricted shares until the conditions imposed by the Committee with respect to such shares have been satisfied. Restricted share awards under the 2018 Plan may be granted alone or in addition to any other awards under the 2018 Plan. Restricted shares which vest will be reissued as unrestricted shares of common stock.

Each participant who receives a grant of restricted shares will have the right to receive all dividends and vote or execute proxies for such shares. Any stock dividends granted with respect to such restricted shares will be treated as additional restricted shares.

Performance Units. Performance units (with each unit representing a monetary amount designated in advance by the Committee) are awards which may be granted to participants alone or in addition to any other awards under the 2018 Plan. Participants receiving performance unit grants will only earn such units if our company and/or the participant achieve certain performance goals during a designated performance period. The Committee will establish such performance goals and may use measures such as total stockholder return, return on equity, net earnings growth, sales or revenue growth, comparison to peer companies, individual or aggregate participant performance or such other measures the Committee deems appropriate. The participant may forfeit such units in the event the performance goals are not met. If all or a portion of a performance unit is earned, payment of the designated value thereof will be made in cash, in unrestricted common stock or in restricted shares or in any combination thereof, as provided in the relevant award agreement.

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Recapitalization Adjustments. In the event that our Board determines that any dividend or other distribution (whether in the form of cash, common stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of common stock or other securities of our company, or other corporate transaction or event affects the common stock such that an adjustment is determined by our Board, in its sole discretion, to be necessary or appropriate in order to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the 2018 Plan, our Board may, in any manner that it in good faith deems equitable, adjust any or all of (i) the number of shares of common stock or other securities of our company (or number and kind of other securities or property) with respect to which awards may be granted, (ii) the number of shares of common stock or other securities of our company (or number and kind of other securities or property) subject to outstanding awards, and (iii) the exercise price with respect to any stock option, or make provision for an immediate cash payment to the holder of an outstanding award in consideration for the cancellation of such award.

Mergers. If our company enters into or is involved in any merger, reorganization, recapitalization, sale of all or substantially all of its assets, liquidation, or business combination with any person or entity (a “Merger Event”), our Board may, prior to such Merger Event and effective upon such Merger Event, take any action that it deems appropriate, including, replacing such stock options with substitute stock options and/or SARs in respect of the shares, other securities or other property of the surviving corporation or any affiliate of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected stock options or SARs granted under the 2018 Plan as of the date of the consummation of the Merger Event. If any Merger Event occurs, our company has the right, but not the obligation, to cancel each participant’s stock options and/or SARs and to pay to each affected participant in connection with the cancellation of such stock options and/or SARs, an amount equal to the excess of the fair market value, as determined by our Board, of the common stock underlying any unexercised stock options or SARs (whether then exercisable or not) over the aggregate exercise price of such unexercised stock options and/or SARs. Upon receipt by any affected participant of any such substitute stock options, SARs (or payment) as a result of any such Merger Event, such participant’s affected stock options and/or SARs for which such substitute options and/or SARs (or payment) were received shall be thereupon cancelled without the need for obtaining the consent of any such affected participant.

Amendment, Suspension or Termination of the 2018 Plan

Unless earlier terminated by our Board, the 2018 Plan shall terminate on July 10, 2028. Our Board may amend, suspend or terminate the 2018 Plan (or any portion thereof) at any time. However, no amendment shall (a) materially adversely affect the rights of any participant under any outstanding award, without the consent of such participant, or (b) make any change that would disqualify the 2018 Plan from the benefits provided under Section 422 of the Internal Revenue Code of 1986 (the “Code”), or (c) increase the number of shares available for awards under the 2018 Plan without stockholder approval; provided, however, that our Board and/or Committee may amend the 2018 Plan, without the consent of any participants, in any way it deems appropriate to satisfy Code Section 409A and any regulations or other authority promulgated thereunder, including any amendment to the 2018 Plan to cause certain Awards not to be subject to Code Section 409A.

Certain Federal Income Tax Consequences of the 2018 Plan

The following is a brief and general summary of certain U.S. federal income tax consequences applicable to the 2018 Plan. The summary does not reflect any provisions of the income tax laws of any state, local or foreign taxing jurisdiction and does not attempt to describe other non-income tax consequences of participation in the 2018 Plan. Because the tax consequences of events and transactions under the 2018 Plan depend upon various factors, including an individual’s own tax status, each participant who receives an award under the 2018 Plan should consult a tax advisor.

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Incentive Stock Options. Stock options granted under the 2018 Plan may be incentive stock options (within the meaning of Section 422 of the Code) or non-qualified stock options. Upon the grant of an incentive stock option, the optionee will not recognize any income. Generally, no income is recognized by the optionee upon the exercise of an incentive stock option. However, the optionee must increase his or her alternative minimum taxable income for the taxable year in which he or she exercised the incentive stock option by the amount that would have been ordinary income had the option not been an incentive stock option.

Upon the subsequent disposition of common stock acquired upon the exercise of an incentive stock option, the federal income tax consequences will depend upon when the disposition occurs and the type of disposition. If the common stock is disposed of by the optionee after the later to occur of (i) the end of the two year period beginning the day after the day the incentive stock option is awarded to the optionee, or (ii) the end of the one-year period beginning on the day after the date of exercise (the later of (i) or (ii) being the “ISO Holding Period”), any gain or loss realized upon such disposition will be long-term capital gain or loss, and our company (or a subsidiary) will not be entitled to any income tax deduction in respect of the option or its exercise. For purposes of determining the amount of such gain or loss, the optionee’s tax basis in the shares will be the option price.

For the exercise of an option to qualify for the foregoing tax treatment, the grant must be made by the employee’s employer or a parent or subsidiary of the employer. If an optionee has not remained an employee of our company (or a subsidiary) during the period beginning with the grant of an incentive stock option and ending on the day three months (one year if the optionee becomes disabled) before the date the option is exercised, the exercise of such option will be treated as the exercise of a non-qualified stock option with the tax consequences described below.

If the optionee sells or otherwise disposes of the common stock acquired without satisfying the ISO Holding Period (known as a “disqualifying disposition”), the optionee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The employer will generally be allowed a compensation expense deduction to the extent that the optionee recognizes ordinary income, except to the extent the limits of Section 162(m) of the Code apply.

Non-Qualified Stock Options. In general, upon the grant of a non-qualified stock option, an optionee will not recognize any income. At the time a nonqualified option is exercised, the optionee will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the common stock on the date of exercise and the exercise price. Upon a subsequent disposition of the common stock acquired pursuant to the exercise of a non-qualified stock option, the optionee will recognize capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the common stock. The optionee’s tax basis in the common stock generally will be the fair market value of such shares on the exercise date. The employer will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the optionee recognizes ordinary income, except to the extent the limits of Section 162(m) of the Code apply.

Stock Appreciation Rights. There are no immediate tax consequences of receiving an award of stock appreciation rights under the 2018 Plan. Upon exercising a stock appreciation right, a participant will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. The employer will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the participant recognizes ordinary income, except to the extent the limits of Section 162(m) of the Code apply.

Restricted Shares. A participant will not recognize any income upon the award of restricted shares unless the participant makes an election under Section 83(b) of the Code in respect of such grant, as described below. Unless a participant has made an election under Section 83(b) of the Code in respect of any restricted shares, any dividends received by the participant with respect to restricted shares prior to the date the participant recognizes income with respect to such award (as described below) must be treated by the participant as compensation taxable as ordinary income, and our company will be entitled to a deduction (subject to the limits of Section 162(m) of the Code), in an amount equal to the amount of ordinary income recognized by the participant. After the terms and conditions applicable to the restricted shares are satisfied, or if the participant has made an election under Section 83(b) of the Code in respect of the restricted shares, any dividends received by the participant in respect of such award will be treated as a dividend taxable as ordinary income, and our company will not be entitled to a deduction in respect of any such dividend payment.

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Unless the participant has made an election under Section 83(b) of the Code (as described below), at the time the terms and conditions applicable to the restricted shares are satisfied, a participant will recognize compensation taxable as ordinary income, and our company generally will be entitled to a deduction (subject to the limits of Section 162(m) of the Code), in an amount equal to the then fair market value of the shares of common stock for which the terms and conditions applicable to the restricted share award have been satisfied. The participant’s tax basis for any such shares of common stock would be the fair market value on the date such terms and conditions are satisfied.

A participant may irrevocably elect under Section 83(b) of the Code to recognize compensation taxable as ordinary income, and our company will be entitled to a corresponding deduction (subject to the limits of Section 162(m) of the Code), in an amount equal to the fair market value of such restricted shares (determined without regard to any restrictions thereon) on the date of grant. Such an election must be made by the participant not later than thirty (30) days after the date of grant. If such an election is made, no income would be recognized by the participant (and our company will not be entitled to a corresponding deduction) at the time the applicable terms and conditions are satisfied. The participant’s tax basis for the restricted shares received and for any shares of common stock subsequently held in respect thereof would be the fair market value of the restricted shares (determined without regard to any restrictions thereon) on the date of grant. If a participant makes such an election and subsequently all or part of the award is forfeited, the participant will not be entitled to a deduction as a result of such forfeiture.

The holding period for capital gain or loss purposes in respect of the common stock underlying an award of restricted shares shall commence when the terms and conditions applicable to the restricted shares are satisfied, unless the participant makes a timely election under Section 83(b) of the Code. In such case, the holding period will commence immediately after the grant of such restricted shares.

Performance Units. A participant generally will not recognize any income upon the award of a performance unit. If the performance goals applicable to the performance unit are achieved during the applicable performance period and such performance units are earned, a participant normally will recognize compensation taxable as ordinary income equal to the cash received and/or the fair market value of any substantially vested common stock received when he or she receives payment with respect to such performance unit, and at such time the company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent the limits of Section 162(m) of the Code apply. The participant’s tax basis for any such shares of common stock would be the fair market value on the date such unrestricted shares are transferred to the participant. If all or a portion of the performance units are paid in restricted shares, see “Restricted Shares” above for a discussion of the applicable tax treatment.

Additional Information. The recognition by an employee of compensation income with respect to a grant or an award under the 2018 Plan will be subject to withholding for federal income and employment tax purposes. If an employee, to the extent permitted by the terms of a grant or award under the 2018 Plan, uses shares of common stock to satisfy the federal income and employment tax withholding obligation, or any similar withholding obligation for state and local tax obligations, the employee will recognize a capital gain or loss, short-term or long-term, depending on the tax basis and holding period for such shares of common stock.

Section 162(m) of the Code limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for compensation paid to the corporation’s “covered employees.” “Covered employees” include the corporation’s chief executive officer, chief financial officer and the three next most highly compensated executive officers. If an individual is determined to be a covered employee for any year beginning after December 31, 2016, then that individual will continue to be a covered employee for future years, regardless of changes in the individual’s compensation or position.

In the event of a change of control, certain compensation payments or other benefits received by “disqualified individuals” (as defined in Section 280G(c) of the Code) under the 2018 Plan or otherwise may cause or result in “excess parachute payments” (as defined in Section 280G(b)(I) of the Code). Pursuant to Section 280G of the Code, any amount that constitutes an excess parachute payment is not deductible by the company. In addition, Section 4999 of the Code generally imposes a 20% excise tax on the amount of any such excess parachute payment received by such a disqualified individual, and any such excess parachute payments will not be deductible by our company (or a subsidiary).

Effective Date

The 2018 Plan is effective on July 10, 2018, the date of its adoption by the Board of Directors subject to stockholder approval (which stockholder approval was obtained at our 2018 Annual Meeting of Stockholders). The 2018 Plan will terminate on July 10, 2028, except with respect to awards then outstanding. After such date no further awards will be granted under the 2018 Plan unless the 2018 Plan is extended by our Board.

Interest of Certain Persons

Each of our directors and executive officers is eligible to participate in the 2018 Plan. As a result, approval of the proposed amendment to the 2018 Plan impacts each of our directors and executive officers and each of them has a personal interest in this proposal and its approval by our stockholders.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Annual Meeting, either in person or by proxy, and entitled to vote, is required for approval of this Proposal No. 2. For purposes of the approval of Proposal No. 2, abstentions will have the same effect as a vote against this proposal, and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT

STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 2.

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PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have appointed Squar Milner LLP (“Squar”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Squar has served as our independent registered public accounting firm since December 8, 2016. Representatives of Squar are not expected to be present at the Annual Meeting.

In the event that ratification of this appointment of independent registered public accounting firm is not approved by the affirmative vote of a majority of votes cast on the matter, then the appointment of our independent registered public accounting firm will be reconsidered by us.

Your ratification of the appointment of Squar as our independent registered public accounting firm for the fiscal year ending December 31, 2019 does not preclude us from terminating our engagement of Squar and retaining a new independent registered public accounting firm, if we determine that such an action would be in our best interest.

The following table sets forth the fees billed to us for professional services rendered by Squar for the years ended December 31, 2018 and 2017:

Services	2018	2017
Audit Fees (1)	$85,500	$180,000
Audit-Related fees (2)	1,507	2,000
Tax fees (3)	18,166	-
Total fees	$105,173	$182,000

(1) Audit Fees – These consisted of the aggregate fees for professional services rendered in connection with (i) the audit of our annual financial statements, (ii) the review of the financial statements included in our Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, (iii) consents and comfort letters issued in connection with equity offerings and (iv) services provided in connection with statutory and regulatory filings or engagements.

(2) Audit-Related Fees – These consisted principally of the aggregate fees related to audits that are not included Audit Fees.

(3) Tax Fees – We incurred $18,166 in fees to our independent registered public accounting firm for professional services rendered in connection with tax compliance, tax planning and federal and state tax advice for the years ended December 31, 2018 and December 31, 2017.

Pre-Approval Policies and Procedures

The Audit Committee has the authority to appoint or replace our independent registered public accounting firm (subject, if applicable, to stockholder ratification). The Audit Committee is also responsible for the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent registered public accounting firm was engaged by, and reports directly to, the Audit Committee.

The Audit Committee pre-approves all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and Rule 2-01(c)(7)(i)(C) of Regulation S-X, provided that all such excepted services are subsequently approved prior to the completion of the audit. In the event pre-approval for such audit services and permitted non-audit services cannot be obtained as a result of inherent time constraints in the matter for which such services are required, the Chairman of the Audit Committee had been granted the authority to pre-approve such services, provided that the estimated cost of such services on each such occasion does not exceed $15,000, and the Chairman of the Audit Committee reported for ratification such pre-approval to the Audit Committee at its next scheduled meeting. We have complied with the procedures set forth above, and the Audit Committee has otherwise complied with the provisions of its charter.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Annual Meeting and entitled to vote, either in person or by proxy, is required for approval of Proposal No. 3. For purposes of the ratification of our independent registered public accounting firm, abstentions will have the same effect as a vote against this proposal and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS

VOTE “FOR” PROPOSAL NO. 3.

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PROPOSAL NO. 4

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT

A REVERSE STOCK SPLIT AT THE DISCRETION OF THE BOARD OF DIRECTORS

We are seeking your approval of an amendment to our amended and restated certificate of incorporation to authorize our Board of Directors to effect a reverse stock split of our outstanding common stock in the range of one-for-ten to one-for-seventy, without further approval of our shareholders, upon a determination by our Board of Directors that such a reverse stock split is in the best interests of our company and our shareholders, at any time within two (2) years following the Annual Meeting.

The reverse stock split for which we are seeking approval at the Annual Meeting, if approved, will supersede the approval to effect a reverse stock split that was approved by our stockholders at our 2018 Annual Meeting of Stockholders, which approval authorized our Board of Directors to effect a reverse stock split of our outstanding common stock in the range of one-for-two to one-for-twenty at any time during the two year period ending on October 23, 2020, such that only one reverse split of our common stock would be effected during that period without further authorization from our stockholders (the “Prior Reverse Split Approval”). However, if this Proposal No. 4 is not approved at the Annual Meeting, then the Prior Reverse Split Approval will remain in effect, such that our Board will have the authority to effect a reverse split of our common stock in a manner consistent with the Prior Reverse Split Approval.

Our common stock is presently listed on the OTCQB Tier of the OTC Markets. We believe that a reverse stock split may help facilitate a future listing of our common stock on a national securities exchange, such one of the various tiers of NASDAQ, although we cannot assure you that such a listing will ever occur.

In addition to potentially listing our common stock on a national securities exchange, we believe that it may be in our best interests to increase the per-share price of our common stock through a reverse stock split in order to enhance the desirability and marketability of our common stock to the financial community and to attract different investors in future financings and in regular market trading. Such considerations are particularly important to a company, such as ours, that anticipates engaging in equity financing transactions in the near future.

Many institutional investors have policies prohibiting them from holding lower-priced stocks in their own portfolios, which reduces the number of potential buyers of our common stock. In addition, analysts at many leading brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. A variety of brokerage house policies and practices also tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that function to make the handling of lower-priced stocks unattractive to brokers from an economic standpoint. We believe that if the reverse stock split has the effect of increasing the trading price of our common stock, even if we do not list our common stock on a national securities exchange, the investment community may find our common stock to be more attractive, which could promote greater liquidity for our existing shareholders and could facilitate anticipated equity financing initiatives.

As a result of the foregoing considerations, the Board of Directors has determined that it may be in our best interest to effect a reverse stock split in the near future in an effort to increase the per-share price of our common stock and to create additional “headroom” for potential future equity financing transactions, if any. As such, we are asking our shareholders to approve an amendment to our amended and restated certificate of incorporation authorizing a reverse stock split in the range of one-for-ten to one-for-seventy and granting the Board of Directors the discretion to effect the reverse stock split within this range at any time within two (2) years following the Annual Meeting, and at such ratio that it determines appropriate. Further discussion of the reasons for, and possible consequences of, the reverse stock split can be found below in the subsections titled “Reasons for the Reverse Stock Split” and “Possible Effects of the Reverse Stock Split.”

If this proposal is approved, the Board of Directors will have the authority, but not the obligation, in its sole discretion and without any further action on the part of the shareholders, to effect, at any time within two (2) years following the Annual Meeting that it believes to be most advantageous to us and to our shareholders, a reverse stock split in the range of one-for-ten to one-for-seventy.

This proposal would give the Board the authority to implement one, but not more than one, reverse stock split. A reverse stock split would be effected by the filing of an amendment to our amended and restated certificate of incorporation with the Secretary of State of the State of Delaware. The Board of Directors will have the ability to decline to file the amendment to our amended and restated certificate of incorporation without further shareholder action if it subsequently determines that a reverse stock split is no longer in our best interest.

If the reverse stock split is effected by the Board of Directors, the number of shares of common stock owned by each shareholder will be reduced by the same proportion as the reduction in the total number of shares of common stock outstanding, so that the percentage of the outstanding common stock owned by each shareholder after the reverse stock split will remain approximately the same as the percentage owned before the reverse stock split. The proportions may not be exactly the same due to the treatment of fractional shares that may result from the reverse stock split. The proposed reverse stock split will reduce the number of shares of outstanding common stock; however, it will not have the effect of reducing the number of shares of authorized common stock. Therefore: (i) assuming we effected a one-for-ten reverse stock split on September 30, 2019, following such reverse stock split we would continue to have 180 million shares of authorized common stock but there would only be approximately (x) 1,086,953 shares of common stock issued and outstanding and (y) 9,006,394 shares of common stock issued and outstanding on a fully diluted basis after giving effect to the exercise of all outstanding options and warrants and the conversion of all outstanding shares of preferred stock (but without giving effect to any accrued and unpaid dividends on our preferred stock); and (ii) assuming we effected a one-for-seventy reverse stock split on September 30, 2019, following such reverse stock split we would continue to have 180 million shares of authorized common stock but there would only be approximately (A) 155,279 shares of common stock issued and outstanding and (B) and 1,286,628 shares of common stock issued and outstanding on a fully diluted basis after giving effect to the exercise of all outstanding options and warrants and the conversion of all outstanding shares of preferred stock (but without giving effect to any accrued and unpaid dividends on our preferred stock). As a result of these factors, the reverse stock split would in effect create “headroom” in the form of more available authorized but unissued shares of common stock. Assuming passage of this Proposal No. 4, we anticipate that we will utilize such additional “headroom” for the issuance of common stock upon the exercise and/or conversion of outstanding options, warrants and preferred stock, in connection with the granting of future awards under our equity incentive plans, and in connection with potential future equity financing transactions, if any. As of the date of this proxy statement, we do not have any agreements, arrangements or understandings, whether written or oral, relating to the issuance of the additional authorized shares of our common stock that will become available as a result of the reverse split in any equity financing transactions, such that the reverse stock split described in this Proposal No. 4 would be necessary to effect the equity financings contemplated by such agreements, arrangements or understandings. Moreover, the additional authorized shares of our common stock that will become available as a result of the reverse split would not be necessary to consummate the exchange offer described in Proposal No. 6 upon the terms described in Proposal No. 6, nor the conversion of our Series G Convertible Preferred Stock of our company that would be issued in connection with the closing of such exchange offer at the anticipated initial conversion price of our Series G Convertible Preferred Stock. Further, as of the date of this proxy statement, the terms and conditions of any “Qualified Financing” (as such term is defined in the Certificate of Designation of our Series G Convertible Preferred Stock) the consummation of which would result in the conversion of our Series G Convertible Preferred Stock have not been determined, such that the need for any or all of the additional shares of our common stock that will become available as a result of the reverse split is not yet known.

Any reverse stock split that we implement following approval of this Proposal No. 4 will not affect any shareholder’s individual proportionate voting power, except to a minor extent due to the handling of fractional shares.

We have granted equity awards to our employees as authorized by our equity incentive plans. The terms of each of the foregoing plans provide for appropriate adjustment in the number and class of shares reserved for granting of awards and in the number, class and prices of shares covered by the awards granted pursuant to such plans but not yet exercised. If the reverse split is implemented, the Board of Directors or the applicable plan administrator will take the above-mentioned appropriate action(s). We will also make appropriate adjustments to any outstanding stock options granted outside of the aforementioned plans to reflect the reverse stock split. In addition, our outstanding warrants to purchase shares of common stock contain appropriate adjustments to the exercise price of such warrants and the number of shares of common stock issuable upon exercise thereof to reflect the reverse stock split. Further, the terms of our outstanding shares of preferred stock contain appropriate adjustments to the conversion price of such shares of preferred stock and the number of shares of common stock issuable upon conversion thereof to reflect the reverse stock split.

As our common stock is registered under the Exchange Act, we are subject to the reporting and other requirements of the Exchange Act. The reverse split, if implemented, will not affect the registration of our common stock under the Exchange Act or our reporting or other requirements thereunder.

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Reasons for the Reverse Stock Split

Facilitating the future listing of our common stock on a national securities exchange, of which there can be no assurance, and creating additional “headroom” for potential future equity financing transactions, if any, and other corporate purposes, are the primary reasons for the reverse stock split. As noted above, as of the date of this proxy statement, we do not have any agreements, arrangements or understandings, whether written or oral, relating to the issuance of the additional authorized shares of our common stock that will become available as a result of the reverse split in any equity financing transactions.

In addition, we believe that it may be advantageous to increase the per-share price of our stock through a reverse stock split to appeal to a broader range of investors in potential future financing transactions. A reverse stock split would result in a recapitalization intended to increase the per share value of our common stock. However, even if we effect the reverse stock split, there can be no assurance of either an immediate or a sustainable increase in the per share trading price of our common stock.

Our Board of Directors believes that a reverse stock split would also be beneficial for the following reasons:

●	It could heighten the interest of the financial community in our company and potentially broaden the pool of investors that may consider investing in our company by increasing the trading price of our common stock and decreasing the number of outstanding shares of our common stock;

●	It could help to attract institutional investors who have internal policies that either prohibit them from purchasing stocks below a certain minimum price or tend to discourage individual brokers from recommending such stocks to their customers; and

●	It may also encourage investors who had previously been dissuaded from purchasing our common stock because commissions on lower-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks.

Text of the Proposed Amendment

If the Board determines to effect the reverse stock split following the approval of the proposal by our shareholders, we propose to amend our amended and restated certificate of incorporation by adding a paragraph to Article FOURTH, paragraph (a), substantially as follows:

“Effective at __:__ EDT on _______, 20__ (the “Effective Time”), every (  ) shares of the Common Stock of the Corporation issued and outstanding will be exchanged and combined, automatically, without further action, into one (1) share of the Common Stock of the Corporation. At the Effective Time, there shall be no change in the number of authorized shares of Common Stock, including the number authorized for each class of shares, which the Corporation shall have the authority to issue. Any fraction of a share of Common Stock that would otherwise have resulted from the foregoing combination shall be rounded up to the nearest whole share of Common Stock.”

Possible Effects of the Reverse Stock Split

Once the reverse stock split is implemented, our common shareholders will own a fewer number of shares than they currently own. Although the Board expects that the reduction in outstanding shares of common stock will result in an increase in the per share price of our common stock, there is no assurance that such a result will occur. Similarly, there is no assurance that the reverse stock split will result in a permanent increase in the per share price, which can be dependent on several factors.

Should the per share price of our common stock decline upon implementation of the reverse stock split, the percentage decline may be greater than would occur in the absence of the reverse split.

The anticipated resulting increase in per-share price of our common stock is expected to encourage interest in our common stock and possibly promote greater liquidity for our shareholders and expand our equity financing opportunities. However, such liquidity could also be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

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The reverse stock split could be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. It is often the case that the reverse-split adjusted stock price and market capitalization of companies that effect a reverse stock split decline, which has occurred with respect to our common stock in connection with prior reverse stock splits that we have implemented.

The number of shares held by each individual shareholder will be reduced if the reverse stock split is implemented. This will increase the number of shareholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to shareholders selling “odd lots” are higher on a per share basis. Consequently, the reverse stock split could increase the transaction costs to existing shareholders in the event they wish to sell all or a portion of their shares.

Procedures for Effecting the Reverse Stock Split and Filing an Amendment to Our Amended and Restated Certificate of Incorporation

If our shareholders approve the reverse stock split and our Board of Directors subsequently determines that it is in our best interests to effect a reverse stock split, the amendment to our amended and restated certificate of incorporation will become effective at such time as is set forth in such amendment to our amended and restated certificate of incorporation. The actual timing of any such filing with the Secretary of State of the State of Delaware will be made by the Board at such time as the Board believes to be most advantageous to us and to our shareholders within two (2) years following the Annual Meeting.

Treatment of Fractional Shares

No fractional shares of common stock would be issued as a result of the reverse stock split, if any. Instead, any fraction of a share of common stock that would otherwise result from the reverse stock split would be rounded up to the nearest whole share of common stock.

Exchange of Pre-Reverse Stock Split Shares with Post-Reverse Stock Split Shares

If we implement a reverse stock split, our transfer agent will act as our exchange agent to act for holders of common stock in implementing the exchange of their pre-reverse stock split shares for post-reverse stock split shares.

Registered Book Entry Shareholder. Holders of common stock holding all of their shares electronically in book-entry form with our transfer agent do not need to take any action (the exchange will be automatic) to receive post-reverse stock split shares.

Registered Certificated Shareholder. Some of our shareholders hold their shares in certificate form or a combination of certificate and book-entry form. If any of your shares are held in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective date of the reverse stock split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your pre-reverse stock split shares to the transfer agent. Upon receipt of your pre-reverse stock split certificate(s), you will be issued the appropriate number of shares electronically in book-entry form under the Direct Registration System (“DRS”). No new shares in book-entry form will be issued to you until you surrender your outstanding pre-reverse stock split certificate(s), together with the properly completed and executed letter of transmittal, to the transfer agent.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO.

Accounting Adjustments

We anticipate that adjustments to our financial statements to reflect the reverse stock split, if any, will be minimal. Our stockholders’ equity, in the aggregate, will remain unchanged. Our historical earnings per share data would also be restated to reflect the reverse stock split.

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Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary of certain U.S. federal income tax consequences of a reverse stock split, if any, is for general information only, and it is not intended to be, nor should it be construed to be, legal or tax advice to any particular shareholder. Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a “U.S. holder”). A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder. In addition, this summary does not address U.S. holders subject to special rules, such as persons who acquired shares of our common stock in compensatory transactions, certain financial institutions, tax-exempt entities, regulated investment companies, insurance companies, partnerships or other pass-through entities, persons subject to the alternative minimum tax, traders in securities that elect to use a mark-to-market method of accounting, individual retirement accounts or tax-deferred accounts, dealers in securities or currencies, persons holding common stock in connection with a hedging transaction, “straddle,” conversion transaction or a synthetic security or other integrated transaction, and U.S. holders whose “functional currency” is not the U.S. dollar. The following summary also assumes that shares of our common stock both before and after the reverse stock split are held as a “capital asset” as defined by the Internal Revenue Code of 1986, as amended (the “Code”), which is generally property held for investment. This summary is based on current law, including the Code, administrative pronouncements, judicial decisions, existing and proposed Treasury Regulations, and interpretations of the foregoing, all as of the Record Date. All of the foregoing authorities are subject to change (possibly with retroactive effect) and any such change may result in U.S. federal income tax consequences to a U.S. holder that are materially different from those described below. This summary does not address non-income tax considerations or tax considerations under state, local, foreign and other laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of a reverse stock split.

U.S. Federal Income Tax Consequences to the Company. No gain or loss will be recognized by us as a result of a reverse stock split.

Federal Income Tax Consequences to U.S. Holders. The reverse stock split is intended to constitute a recapitalization for U.S. federal income tax purposes. Provided the reverse stock split does qualify as a recapitalization, a U.S. holder generally will not recognize gain or loss for U.S. federal income tax purposes on the reverse stock split. The aggregate tax basis of the post-reverse stock split shares will be equal to the aggregate tax basis of the pre-reverse stock split shares exchanged therefore, and the holding period of the post-reverse stock split shares received will include the U.S. holder’s holding period for the pre-reverse stock split shares exchanged.

Our view regarding the tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, EACH SHAREHOLDER SHOULD CONSULT HIS OR HER TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO HIM OR HER OF A REVERSE STOCK SPLIT, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL AND/OR FOREIGN INCOME TAX AND OTHER LAWS.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the votes entitled to be cast, either in person or by proxy, is required for approval of Proposal No. 4. For purposes of approval of Proposal No. 4, abstentions will have the same effect as a vote against this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS

VOTE “FOR” PROPOSAL NO. 4.

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PROPOSAL NO. 5

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing stockholders an advisory vote on executive compensation. This nonbinding vote is required under Section 14A of the Exchange Act. At our Annual Meeting of Stockholders held in September 2014, our stockholders indicated their preference that the advisory vote on executive compensation be held on an annual basis, and we intend to seek an advisory vote on executive compensation annually.

The section entitled “Executive Compensation” describes the compensation of our principal executive officers and our other most highly compensated executive officers during the 2018 fiscal year. Such executive officers are referred to in this Proposal No. 4 as our named executive officers.

Our Board of Directors believes that the policies, procedures and compensation articulated in the “Executive Compensation” section of this proxy statement were appropriate for our company with respect to our 2018 fiscal year, and that the compensation of our named executive officers in 2018 reflects and supports these compensation policies and procedures.

We are asking our stockholders to indicate their support at the Annual Meeting for the compensation of our named executive officers as described in this proxy statement. This vote is intended to provide an overall assessment of our policies and procedures relating to the compensation of our named executive officers with respect to our 2018 fiscal year, rather than focus on any specific item of compensation. Further, in evaluating this proposal, we note that: (i) two of our Named Executive Officers for the 2018 fiscal year, namely Joseph W. Ramelli, our former Chief Executive Officer, and Vuong Trieu, our former Executive Chairman and Interim Chief Executive Officer, no longer serve as officers or directors of our company following the recapitalization and restructuring of our company that occurred during 2018; (ii) two of our Named Executive Officers for the 2018 fiscal year who joined our company in connection with the recapitalization and restructuring of our company that occurred during 2018, namely Robert C. Moscato, Jr., our former Chief Executive Officer, and Eric Teague, our former Chief Financial Officer, resigned from their positions with our company during March and April of 2018; and (iii) Mr. Emerson, who served as our Chief Commercial Officer during 2018 (prior to his resignation from such position in January 2019) did not receive any cash salary during the 2017 fiscal year.

Accordingly, we are recommending that our stockholders vote FOR the following resolution:

RESOLVED, that the stockholders of Adhera Therapeutics, Inc. approve, on an advisory basis, the compensation of the named executive officers of Adhera Therapeutics, Inc., as disclosed in this proxy statement for the 2019 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K with respect to our 2018 fiscal year, including, as applicable, the Summary Compensation Table and the other related tables and disclosures contained in the section of this proxy statement captioned “Executive Compensation”.

This advisory vote on executive compensation, commonly referred to as a ‘say-on-pay’ advisory vote, is not binding on our Board of Directors. However, our Board of Directors will take into account the result of the vote when determining future executive compensation arrangements.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the shares present at the Annual Meeting, either in person or by proxy, and entitled to vote, is required for approval of this Proposal No. 5. Because your vote is advisory, it will not be binding upon our Board of Directors. For purposes of the approval of Proposal No. 5, abstentions will have the same effect as a vote against this proposal, and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS

VOTE “FOR” PROPOSAL NO. 5.

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PROPOSAL NO. 6

APPROVAL OF THE CREATION OF A NEW CLASS OF PREFERRED STOCK OF THE COMPANY

TO BE DESIGNATED AS SERIES G CONVERTIBLE PREFERRED STOCK

We are seeking the approval of the holders of the outstanding shares of our Series C Convertible Preferred Stock (“Series C Stock”), Series D Convertible Preferred Stock (“Series D Stock”), Series E Convertible Preferred Stock (“Series E Stock”), and Series F Convertible Preferred Stock (“Series F Stock”, and together with the Series C Stock, the Series D Stock and the Series E Stock, the “Preferred Stock”), to the creation of a new series of our preferred stock, par value $0.01 per share, to be designated as Series G Convertible Preferred Stock (“Series G Stock”), and to the designation of up to 6,000 shares of undesignated preferred stock as Series G Stock. Each share of Series G Stock will have an initial “stated value” of $5,000, which is the same as the initial “stated value” of each share of Preferred Stock, and will be convertible into shares of our common stock at the option of the holder thereof at an initial conversion price of $0.50, subject to adjustment.

Our Board of Directors has the authority, without action by the holders of our common stock (but subject in certain instances to the approval of the holders of our Preferred Stock), to designate and issue up to 100,000 shares of preferred stock in one or more series and to designate the rights, preferences and privileges of each series, any or all of which may be greater than the rights of our common stock. We have designated 90,000 shares as Series A Junior Participating Preferred Stock (“Series A Stock”) and 1,000 shares as Series B Preferred Stock (“Series B Stock”). No shares of Series A Stock or Series B Stock were ever issued by our company, and no such shares of preferred stock are outstanding as of the date hereof. In March 2014, we designated and issued 1,200 shares of Series C Stock, and in August 2015, we designated and issued 220 shares of Series D Stock. On April 16, 2018, we designated 3,500 shares of Series E Stock, and in April and May, 2018 we issued an aggregate of 3,500 shares of Series E Stock. On July 12, 2019, we designated 2,200 shares of Series F Stock and in July and November 2018 we issued an aggregate of 381 shares of Series F Stock. One hundred shares of Series C Stock, 40 shares of Series D Stock, 3,478 shares of Series E Stock and 361 shares of Series F Stock are outstanding as of the date hereof. If this Proposal No. 6 is approved at the Annual Meeting, we plan to file a Certificate of Elimination with respect to our Series B Stock, and a Certificate of Decrease with respect to each of our Series C Stock, Series D Stock and Series F Stock, as necessary.

As per the Certificate of Designation of Rights, Preferences and Privileges of each of the Series C Stock and the Series D Stock, and the Certificate of Designation of Preferences, Rights and Limitations of each of the Series E Stock and the Series F Stock, the consent of the holders of a majority of the outstanding shares of each of our Series C Stock, Series D Stock, Series E Stock and Series F Stock is necessary to authorize, create or designate any class of stock, including the Series G Stock, that is senior to, or on a parity with, such series of preferred stock.

The proposed rights, preferences and privileges of the Series G Stock are set forth in the Certificate of Designation of Preferences, Rights and Limitations of the Series G Convertible Preferred Stock of Adhera Therapeutics, Inc. attached hereto as Annex A. Such rights, preferences and privileges are also summarized below. Also summarized below is a comparison of the material differences between the rights, preferences and privileges of the Series G Stock and the rights, preferences and privileges of the Preferred Stock.

Assuming that the requisite holders of each of the Series C Stock, the Series D Stock, the Series E Stock and the Series F Stock consent to the creation of the Series G Stock, we plan to issue the Series G Stock in connection with the closing of a proposed exchange offer to be made to the holders of the outstanding shares of Preferred Stock (the “Offer”). Specifically, we anticipate filing with the U.S. Securities and Exchange Commission a Tender Offer Statement on Schedule TO pursuant to which we would make an offer, upon the terms and conditions set forth in the Schedule TO and the attachments thereto, to all holders of the outstanding shares of Preferred Stock, to exchange for each share of Preferred Stock tendered, 1.15 shares of Series G Stock (such shares of Series G Stock, the “Exchange Shares”). The consent of the holders of each series of Preferred Stock as described in this Proposal No. 6 is a condition to the closing of the Offer. The Series G Stock described in this Proposal No. 6 would only be used for purposes of the Offer, and not for any other purpose.

It is contemplated that only those holders of Preferred Stock who purchase (directly or indirectly) a secured convertible promissory note to be issued by our company in a private placement of secured convertible promissory notes to be conducted concurrently with the Offer, in a principal amount that is not less than fifty percent (50%) of the consideration that such holder provided to our company for the Preferred Stock issued to such holder, will be eligible to participate in the Offer (the “Participation Threshold”); provided, that the original principal amount of any secured promissory note of our company that was purchased (directly or indirectly) by such holder during the period beginning on June 28, 2019 and ending on August 5, 2019 will be taken into consideration for purposes of determining whether the Participation Threshold for such holder has been met.

The actual number of Exchange Shares that will be issued will depend on the number of shares of Preferred Stock tendered and accepted for exchange and subsequently cancelled. If all of the outstanding shares of Preferred Stock are tendered and accepted for exchange, an aggregate of approximately 4,576 shares of Series G Stock will be issued in connection with the Offer. None of the 3,979 shares of Preferred Stock that were outstanding prior to the consummation of the Offer will be issued and outstanding following the consummation of the Offer if all of such outstanding shares of Preferred Stock are tendered and accepted for exchange.

If this Proposal No. 6 is approved, and if the other conditions to the closing of the Offer are satisfied such that the Offer is consummated, then we plan to file with the Secretary of State of the State of Delaware the Certificate of Designation of Preferences, Rights and Limitations of the Series G Stock substantially in the form of Annex A attached hereto to effect the consummation of the Offer. If this Proposal No. 6 is not approved, then we will not be able to complete the Offer.

Our Board of Directors believes that the Offer will help to simplify and consolidate the capital structure of our company in anticipation of our current and future financing initiatives and potential efforts to list our common stock on the NASDAQ Capital Market or another national securities exchange.

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Summary Description of Series G Stock

Liquidation Preference: The Series G Stock will rank senior to our common stock, our Series C Convertible Preferred Stock, our Series D Convertible Preferred Stock and each other class of capital stock of our company or series of our preferred stock presently authorized or authorized by the Board in the future that does not expressly provide that such class or series ranks senior to, or on parity with, the Series G Stock (“Junior Securities”). For the avoidance of doubt, the Series G Stock shall rank pari-passu with the Series F Stock and the Series E Stock, subject to certain exceptions set forth under the Certificate of Designations. The Series G Stock will rank on parity with each other class or series of our capital stock established hereafter by the Board the terms of which expressly provide that such class or series will rank equally with the Series G Stock. The Series G Stock will rank junior to each class or series of our capital stock authorized by the Board in the future the terms of which expressly provide that such class or series will rank senior to the Series G Stock. In the event of a Liquidation Event (as defined in the Certificate of Designation), the holders of the Series G Stock shall be entitled to receive, out of the assets of our company or proceeds thereof legally available therefor, an amount in cash equal to the greater of (i) 100% of the stated value of the Series G Stock and any other fees or liquidated damages then due and owing therein under the Certificate of Designation and (ii) the amount per share such holders would receive if such holders converted such shares of Series G Stock into shares of common stock immediately prior to the date of such payment, before any payment or distribution of the assets of our company is made or set apart for the holders of Junior Securities. In addition, prior to such Liquidation Event, the holders of Series G Stock shall be entitled to notice so that they may exercise their conversion rights prior to such event.

Conversion: Each share of Series G Stock is initially convertible into ten thousand (10,0000) shares of common stock at a conversion price equal to $0.50 subject to adjustment as provided in the Certificate of Designation and summarized herein (the “Conversion Price”), at any time after the date of issuance of such Series G Stock at the holder’s sole and absolute discretion. Holders may immediately convert their Series G Stock prior to the occurrence of certain Liquidation Events.

Each share of Series G Stock will automatically convert, initially at the Conversion Price, into shares of common stock on the earliest to occur of (a) the three (3) year anniversary of the closing of the Offer or (b) upon the majority vote of the voting power of the then outstanding shares of Series G Stock.

Each share of Series G Stock shall automatically be converted into New Securities (as defined below) upon the closing of a Qualified Financing (as defined below). Upon such conversion of the Series G Stock into New Securities, each holder shall be entitled to receive, for each share of Series G Stock held by such holder, such number and amount of New Securities as is equal to the quotient obtained by dividing (i) the stated value of such share of Series G Stock by (ii) the product obtained by multiplying (A) the price at which the New Securities are sold in the Qualified Financing by (B) 0.9.

It shall be a condition to the issuance of New Securities to each holder of Series G Stock that such holder execute and deliver to us such agreements relating to the purchase and sale of the New Securities, as well as such agreements relating to registration rights, rights of first refusal and co-sale rights, rights of first offer and voting rights, if any, relating to such securities, as may be reasonably requested by us.

“New Securities” means shares of our common stock, or any other equity securities that are convertible into, exercisable for or otherwise linked to or represent our common stock (or a similar security issued by a successor entity to our company), but not including promissory notes, which are issued and sold at the closing of the Qualified Financing, the terms of which shall be agreed upon by us and the purchasers thereof. Any New Securities issued upon conversion of the Series G Stock shall be issued on substantially the same terms and conditions as the New Securities issued in the Qualified Financing, and shall be subject to substantially the same rights, preferences and privileges as the New Securities issued in the Qualified Financing.

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“Qualified Financing” means the next bona fide capital raising transaction (or series of related transactions) that occurs following the closing of the Offer as a result of which our company (or a successor entity to our company) raises an aggregate minimum amount of $5,000,000 of gross proceeds from the sale of New Securities (not including the conversion of the Series G Stock or any other class or series of preferred stock or any promissory notes that have been issued by us).

Limitations on Conversion: The number of shares of common stock issuable upon a conversion of the Series G Stock that may be acquired by a holder shall be limited to the extent necessary to ensure that, following such conversion (or other issuance), the total number of shares of common stock then beneficially owned by such holder and its affiliates and any other persons whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934 does not exceed 4.99% of the total number of issued and outstanding shares of common stock (including for such purpose the shares of common stock issuable upon such conversion). However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99% of the total number of shares of common stock then issued and outstanding provided that such increase in percentage shall not be effective until sixty-one (61) days after notice to our company. For such purposes, beneficial ownership shall otherwise be determined in accordance with Section 13(d) of the Securities Exchange Act and the rules and regulations promulgated thereunder

Dilution Protection. The Series G Stock provides for anti-dilution protection with respect to corporate events such as stock splits, stock dividends, the subdivision of shares of common stock and the like, and to the first subsequent equity sale in which any person will be entitled to acquire shares of common stock at an effective price per share that is lower than the then effective Conversion Price and that is completed prior to the first anniversary of the initial issuance of Series G Stock, subject to certain exceptions as set forth in the Certificate of Designation of the Series G Stock. With respect to the Series E Stock and the Series F Stock, the anti-dilution protection with respect to subsequent equity sales in which any person will be entitled to acquire shares of common stock at an effective price per share that is lower than the then effective Conversion Price expires on February 20, 2020, and such protection does not currently apply to the Series C Stock and the Series D Stock.

Voting Rights: Except as required by law, the holders of the Series G Stock will be entitled to vote with the holders of common stock (and any other class or series that may similarly be entitled to vote with the holders of common stock as the Board may authorize and issue) and not as a separate class, at any annual or special meeting of our stockholders, and may act by written consent in the same manner as the holders of common stock. In the event of any such vote or action by written consent, each holder of shares of Series G Stock shall be entitled to that number of votes equal to the whole number of shares of common stock into which the aggregate number of shares of Series G Stock held of record by such holder are convertible as of the close of business on the record date fixed for such vote or such written consent. In addition, for as long as not less than one-third of the total number of shares of Series G Stock issued upon the closing of the Offer remain outstanding, without the consent of holders of at least a majority of the then outstanding shares of Series G Stock, we may not: (a) amend our certificate of incorporation, including the Certificate of Designation, so as to alter or change the powers, preferences or special rights of the shares of Series G Stock so as to affect them adversely; (b) increase or decrease (other than by conversion of the Series G Stock) the authorized number of, or the par value of, the Series G Stock; or (c) enter into any agreement or understanding with respect to (a) or (b). Dividends: Holders of Series G Stock shall be entitled to receive, and we shall pay, dividends on shares of Series G Stock equal (on an as-if-converted-to-common stock basis) to and in the same form as dividends (other than dividends in the form of common stock) declared or actually paid on shares of the common stock or other Junior Securities when, as and if such dividends (other than dividends in the form of common stock) are paid on shares of the common stock or other Junior Securities). We shall declare or pay no dividends or other distributions on shares of common stock or other Junior Securities (other than dividends in the form of common stock) unless we simultaneously comply with the foregoing provisions regarding the payment of dividends to a holder.

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Comparison of Terms of Series G Stock to Series E Stock and Series F Stock

Term	Series G Stock	Series E Stock and Series F Stock

Stated Value per Share	$5,000	$5,000
Rank	Ranks senior to common stock, Series C Stock and Series D Stock (for purposes of the Series G stock, the “Junior Securities”), and pari passu with the Series E Stock and Series F Stock.

Ranks senior to Common Stock, Series C Stock and Series D Stock (for purposes of the Series E Stock and Series F Stock, the “Junior Securities”), and pari passu with the Series G Stock. The Series E Stock and Series F Stock are also pari passu with one another.

Dividends	Holders of Series G Stock shall be entitled to receive dividends on shares of Series G Stock equal to and in the same form as dividends (other than dividends in the form of common stock) declared or actually paid on shares of common stock or other Junior Securities when, as and if such dividends are paid.

Holders of Series E Stock and Series F Stock are entitled to receive cumulative dividends at the annual rate of 8% of the stated value per share of Series E Stock or Series F Stock, with such dividend to be paid in cash or, at the discretion of our Board of Directors, in shares of our common stock, or a combination thereof.

Holders of Series E Stock and Series F Stock are also entitled to receive dividends on shares of Series E Stock and Series F Stock, as applicable, equal to and in the same form as dividends (other than dividends in the form of common stock) declared or actually paid on shares of common stock or other Junior Securities when, as and if such dividends are paid.

Liquidation Preference

The Series G Stock will rank senior to Junior Securities, and pari passu with the Series E Stock and the Series F Stock, in connection with distributions arising from certain liquidation events, as set forth in the Certificate of Designation of the Series G Stock.

Upon a liquidation event, each holder of Series G Stock shall be entitled to receive, pari passu with the holders of Series E Stock and Series F Stock, out of the assets of our company or proceeds thereof, an amount in cash equal to the greater of (A) 100% of the stated value of the Series G Stock and any other fees or liquidated damages then due and owing on the Series G Stock and (B) the amount such holder would receive if such holder converted such shares of Series G Stock into shares of common stock immediately prior to the date of such payment.

The Series E Stock and Series F Stock will rank senior to Junior Securities, and pari passu with the Series G Stock (and with one another), in connection with distributions arising from certain liquidation events, as set forth in the Certificate of Designation of the Series E Stock and Series F Stock, as applicable.

Upon a liquidation event, each holder of Series E Stock and Series F Stock shall be entitled to receive, pari passu with the holders of Series G Stock, out of the assets of our company or proceeds thereof, an amount in cash equal to the greater of (A) 100% of the stated value of the Series E Stock or Series F Stock, as applicable, and any other fees or liquidated damages then due and owing on the Series E Stock or Series F Stock, as applicable, and (B) the amount such holder would receive if such holder converted such shares of Series E Stock or Series F Stock, as applicable, into shares of common stock immediately prior to the date of such payment.

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Voluntary Conversion	Each share of Series G Stock is convertible into common stock, at the option of the holder, at an initial conversion price of $0.50.	Each share of Series E Stock and Series F Stock is convertible into common stock, at the option of the holder, at an initial conversion price of $0.50.
Mandatory Conversion	See “Summary Description of Series G Stock – Conversion” above for a discussion of the mandatory conversion provisions applicable to the Series G Stock.

Each share of Series E Stock and Series F Stock will automatically convert into shares of common stock on the earliest to occur of (a) any date that the closing price of the common stock on each of the thirty days immediately prior to such conversion exceeds $5.00 (subject to adjustment in the event of a stock dividend or split), (b) the three year anniversary of the closing of the offering of Series E Stock or Series F Stock, as applicable, or (c) upon the majority vote of the voting power of the then outstanding shares of Series E Stock or Series F Stock, as applicable.

Limitations on Conversion	See “Summary Description of Series G Stock – Limitations on Conversion” above for a discussion of the limitations on conversion applicable to the Series G Stock.

The number of shares of common stock issuable upon a conversion of the Series E Stock and the Series F Stock that may be acquired by a holder shall be limited to the extent necessary to ensure that, following such conversion, the total number of shares of common stock then beneficially owned by such holder and its affiliates and any other persons whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 4.99% of the total number of issued and outstanding shares of common stock (including for such purpose the shares issuable upon such conversion). However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99% of the total number of shares of common stock then issued and outstanding provided that such increase in percentage shall not be effective until sixty-one days after notice to our company.

Dilution Protection	See “Summary Description of Series G Stock – Dilution Protection” above for a discussion of the dilution protection applicable to the Series G Stock.

In the event our company, at any time while at least one share of Series E Stock or Series F Stock, as applicable, is outstanding: (a) pays a dividend or otherwise makes a distribution or distributions on the common stock or any other equity or equity equivalent securities payable in common stock, (b) subdivides outstanding common stock into a larger number of shares of common stock, (c) combines (including by way of reverse stock split) outstanding shares of common stock into a smaller number of shares or (d) issues by reclassification of shares of common stock any shares of our capital stock, then in each case the conversion price of the Series E Stock or Series F Stock, as applicable, shall be multiplied by a fraction of which (x) the numerator shall be the number of shares of common stock outstanding immediately before such event and (y) the denominator shall be the number of shares of common stock outstanding immediately after such event.

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In the event that our company, at any time while the Series E Stock or the Series F Stock, as applicable, is outstanding, but on or prior to February 10, 2020, sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any shares of common stock or any securities of our company which would entitle the holder thereof to acquire at any time shares of common stock entitling any person to acquire shares of common stock at an effective price per share that is lower than the then conversion price, then the conversion price will be reduced to such lower price.
Voting Rights	See “Summary Description of Series G Stock – Voting Rights” above for a discussion of the voting rights applicable to the Series G Stock.

The holders of the Series E Stock and Series F Stock are entitled to vote with the holders of common stock and not as a separate class, at any annual or special meeting of our stockholders, and may act by written consent in the same manner as the holders of common stock.

In addition, for as long as any of the shares of Series E stock or Series F Stock, as applicable, remain outstanding, without the consent of holders of at least a majority of the then outstanding shares of Series E Stock or Series F Stock, as applicable, we may not (a) amend our Certificate of Incorporation, Bylaws or other charter documents, or file any charter documents with the Secretary of State of the State of Delaware, so as to adversely affect any powers, preferences or rights of the holders of the Series E Stock or Series F Stock, as applicable, (b) authorize, increase or designate any preferred stock that is senior to, or on parity with, the Series E Stock or Series F Stock, as applicable, as to rights in liquidation, dissolution, dividend, voting, distribution or redemption, (c) increase or decrease the authorized number of shares of Series E Stock or Series F Stock, as applicable, (d) amend the Certificate of Designation of the Series E Stock or Series F Stock, as applicable, (e) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of common stock (or securities convertible into or exercisable for common stock) or (f) enter into any agreement or understanding with respect to items (a) through (e) above.

Redemption Rights	None	None
Transferability	The shares of Series G Stock, and the shares of common stock issuable upon conversion thereof, are “restricted securities” as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended.	The shares of Series E Stock and Series F Stock, respectively, and the shares of common stock issuable upon conversion thereof, are “restricted securities” as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended.

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Comparison of Terms of Series G Stock to Series C Stock and Series D Stock

Term	Series G Stock	Series C Stock and Series D Stock

Stated Value per Share	$5,000	$5,000
Rank	Ranks senior to common stock, Series C Stock and Series D Stock (for purposes of the Series G stock, the “Junior Securities”), and pari passu with Series E Stock and Series F Stock.

Ranks senior to Common Stock, and junior to the Series E Stock, Series F Stock and Series G Stock (for purposes of the Series C Stock and Series D Stock, the “Senior Securities”). The Series C Stock and Series D Stock rank pari passu with one another.

Dividends	Holders of Series G Stock shall be entitled to receive dividends on shares of Series G Stock equal to and in the same form as dividends (other than dividends in the form of common stock) declared or actually paid on shares of common stock or other Junior Securities when, as and if such dividends are paid.

Holders of Series C Stock and Series D Stock shall be entitled to receive dividends at the annual rate of 5% of the stated value per share of Series C Stock or Series D Stock, as applicable, when, as and if declared by our Board of Directors

In addition, the holders of Series C Stock and Series D Stock, as applicable, shall be entitled to receive dividends on shares of Series C Stock or Series D Stock, as applicable (on an as-if-converted-to-common stock basis), equal to and in the same form as dividends (other than dividends in the form of common stock) actually paid on common stock when, as and if such dividends (other than dividends in the form of common stock) are paid on shares of common stock.

Liquidation Preference

The Series G Stock will rank senior to Junior Securities, and pari passu with the Series E Stock and the Series F Stock, in connection with distributions arising from certain liquidation events, as set forth in the Certificate of Designation of the Series G Stock.

Upon a liquidation event, each holder of Series G Stock shall be entitled to receive, pari passu with the holders of Series E Stock and Series F Stock, out of the assets of our company or proceeds thereof, an amount in cash equal to the greater of (A) 100% of the stated value of the Series G Stock and any other fees or liquidated damages then due and owing on the Series G Stock and (B) the amount such holder would receive if such holder converted such shares of Series G Stock into shares of common stock immediately prior to the date of such payment.

The Series C Stock and Series D Stock will rank senior to our common stock, junior to the Senior Securities, and par passu with one another, in connection with distributions arising from certain liquidation events, as set forth in the Certificate of Designation of the Series C Stock and Series D Stock, as applicable.

Upon a liquidation event, each holder of Series C Stock and Series D Stock shall be entitled to receive, pari passu with one another, and after distributions are made to the holders of the Senior Securities, out of the assets of our company or proceeds thereof, an amount in cash equal to the greater of (A) 100% of the stated value of the Series C Stock or Series D Stock, as applicable, plus any accrued but unpaid dividends thereon, and (B) the amount such holder would receive if such holder converted such shares of Series C Stock or Series D Stock, as applicable, into shares of common stock immediately prior to the date of such payment.

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Voluntary Conversion	Each share of Series G Stock is convertible into common stock, at the option of the holder, at an initial conversion price of $0.50.

Each share of Series C Stock is convertible into common stock, at the option of the holder, at a conversion price of $7.50.

Each share of Series D Stock is convertible into common stock, at the option of the holder, at a conversion price of $4.00.

Mandatory Conversion	See “Summary Description of Series G Stock – Conversion” above for a discussion of the mandatory conversion provisions applicable to the Series G Stock.

The Series C Stock and Series D Stock, as applicable, will automatically be converted into shares of common stock at the then applicable conversion price upon the earliest to occur of: (a) the written election of the holders of a majority of the outstanding shares of Series C Stock or Series D Stock, as applicable; and (b) at our election, the closing of a “Qualified Acquisition” (as defined in the Certificate of Designation of the Series C Stock and the Series D Stock, as applicable).

Limitations on Conversion	See “Summary Description of Series G Stock – Limitations on Conversion” above for a discussion of the limitations on conversion applicable to the Series G Stock.

The number of shares of common stock issuable upon a conversion of the Series C Stock and the Series D Stock that may be acquired by a holder shall be limited to the extent necessary to ensure that, following such conversion, the total number of shares of common stock then beneficially owned by such holder and its affiliates and any other persons whose beneficial ownership of common stock would be aggregated with the holder’s for purposes of Section 13(d) of the Exchange Act, does not exceed 4.99% of the total number of issued and outstanding shares of common stock (including for such purpose the shares issuable upon such conversion). However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99% of the total number of shares of common stock then issued and outstanding provided that such increase in percentage shall not be effective until sixty-one days after notice to our company.

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Dilution Protection	See “Summary Description of Series G Stock – Dilution Protection” above for a discussion of the dilution protection applicable to the Series G Stock.

In the event our company, at any time while at least one share of Series C Stock or Series D Stock, as applicable, is outstanding: (a) pays a dividend or otherwise makes a distribution or distributions on the common stock or any other equity or equity equivalent securities payable in common stock, (b) subdivides outstanding common stock into a larger number of shares of common stock, (c) combines (including by way of reverse stock split) outstanding shares of common stock into a smaller number of shares or (d) issues by reclassification of shares of common stock any shares of our capital stock, then in each case the conversion price of the Series C Stock or the Series D Stock, as applicable, shall be multiplied by a fraction of which (x) the numerator shall be the number of shares of common stock outstanding immediately before such event and (y) the denominator shall be the number of shares of common stock outstanding immediately after such event.

Voting Rights	See “Summary Description of Series G Stock – Voting Rights” above for a discussion of the voting rights applicable to the Series G Stock.

On any matter presented to the holders of common stock for their action or consideration, each holder of outstanding shares of Series C Stock or Series D stock, as applicable, shall be entitled to vote together with the holders of common stock (and the holders of any other class or series of our preferred stock that by its terms shall vote together with the holders of common stock) as a single class on an as-converted basis.

In addition, for as long as any shares of Series C Stock or Series D Stock, as applicable, are outstanding, we shall not, without the affirmative vote of the holders of at least a majority of the Series C Stock or Series D Stock, as applicable: (a) alter or change adversely the powers, preferences or rights given to the Series C Stock or Series D Stock, as applicable, or alter or amend the Certificate of Designation of the Series C Stock or the Series D Stock, as applicable; (b) authorize or create any class of stock ranking senior to, or otherwise pari passu with, the Series C Stock or the Series D Stock, as applicable; (c) amend our organizational documents in any manner that adversely affects any rights of the Series C Stock or the Series D Stock, as applicable; (d) increase the number of authorized shares of Series C Stock or Series D Stock, as applicable; or (e) enter into any agreement with respect to any of the foregoing.

Redemption Rights	None	None
Transferability	The shares of Series G Stock, and the shares of common stock issuable upon conversion thereof, are “restricted securities” as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended.	The shares of Series C Stock and Series D Stock, respectively, and the shares of common stock issuable upon conversion thereof, are “restricted securities” as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the consent of the holders of a majority of the outstanding shares of each of our Series C Stock, Series D Stock, Series E Stock and Series F Stock, either in person or by proxy, is required for the approval of this Proposal No. 6. For purposes of approval of this Proposal No. 6, abstentions will have the same effect as a vote against this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE HOLDERS OF

PREFERED STOCK VOTE “FOR” THIS PROPOSAL NO. 6.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors, on behalf of the Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of the independent registered public accounting firm, the compliance by us with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee’s responsibility is to administer and oversee these processes.

The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the audit plan, the results of their examinations, and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2018 with management and with the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the issue of its independence from us and management. In addition, the Audit Committee has considered whether the provision of any non-audit services by the independent registered public accounting firm in 2018 is compatible with maintaining the registered public accounting firm’s independence and has concluded that it is.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2018.

Respectfully,

Donald A. Williams, Chairman
Timothy Boris, Member

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation earned during 2018 and 2017 by our principal executive officers and our other most highly compensated executive officers as of the end of the 2018 fiscal year (“Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)		Option Awards ($)(1)		All Other Compensation ($)	Total ($)

Robert C. Moscato, Jr.,	2018	190,673	6,923	—		219,271	(3)	18,682	435,549
former CEO and Secretary (2)

Eric Teague,	2018	77,188	—	—		65,707	(5)	6,885	149,780
former CFO (4)

Vuong Trieu,	2018	31,846	—	—		4,136	(8)	299,375	335,357
former Executive Chairman and Interim CEO (6)(7)	2017	—	—	—		11,249	(8)	147,769	159,018

Joseph W. Ramelli,	2018	40,000	—	—		68,824	(10)	85,194	194,018
former CEO(9)	2017	107,157	—	14,000	(10)	11,249	(10)	5,933	138,339

Erik Emerson,	2018	106,250	—	—		164,453	(13)	26,944	297,647
Director & former CCO(11)	2017	—	—	228,000	(12)	—		1,710	229,710

(1)	Represents the aggregate grant date fair value of the award computed in accordance with the provisions of FASB ASC Topic 718. The assumptions used in calculating the aggregate grant date fair value of the awards reported in this column are set forth in Note 9 to our consolidated financial statements included in this report.

(2)	Mr. Moscato was appointed to serve as our Chief Executive Officer on June 18, 2018, and he was appointed to serve as our Secretary on October 23, 2018. Mr. Moscato resigned as an officer and as a director of our company effective April 4, 2019. Benefits paid to Mr. Moscato include health insurance benefits and fees for membership in a professional development organization, which are reflected in the column “All Other Compensation” in the table above. In June 2018, we made a payment to Mr. Moscato in the amount of $6,923 as a special bonus in consideration for services provided to our company prior to the commencement of his employment term.

(3)	On July 10, 2018, we granted to Mr. Moscato options to purchase up to 1,500,000 shares of common stock at an exercise price of $0.66 per share. Due to the fact that we have determined that the conditions for payment of the 2018 Revenue Bonus and the 2018 Stock Price Bonus (each as defined in the Moscato Agreement (as defined below)) have not been satisfied, options to purchase up to an aggregate of 500,000 shares of our common stock have not vested and have been forfeited to the company. Further, in connection with Mr. Moscato’s separation from our company, we agreed to accelerate the vesting of options to purchase up to 250,000 shares of our common stock that would have vested on July 10, 2019, and unvested options to purchase up to an aggregate of 500,000 shares of our common stock that would have vested on July 10, 2020 and July 10, 2021, respectively, were forfeited and cancelled by us.

(4)	Mr. Teague was appointed to serve as our Chief Financial Officer on September 24, 2018, and he resigned as our Chief Financial Officer effective March 22, 2019. Benefits paid to Mr. Teague include health insurance benefits, which are reflected in the column “All Other Compensation” in the table above.

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(5)	On September 24, 2018, we granted to Mr. Teague options to purchase up to 450,000 shares of common stock at an exercise price of $0.55 per share. Due to the fact that we have determined that we have not achieved either the 2018 Revenue Target or the 2018 Stock Price Target (each as defined in the Teague Agreement (as defined below)), options to purchase up to an aggregate of 50,000 shares of our common stock have not vested and have been forfeited to the company. All of the remaining options that we granted to Mr. Teague that have vested will expire on or about June 20, 2019 as a result of Mr. Teague’s separation from our company.

(6)	Dr. Trieu served as our Executive Chairman effective June 30, 2017 and as our Interim Chief Executive Officer effective May 2, 2018, from each of which positions he resigned effective June 18, 2018. Dr. Trieu also resigned as a member of our Board of Directors effective October 1, 2018. During 2017, Dr. Trieu earned $102,769 under the Master Services Agreement between our company and Autotelic Inc. and $45,000 as fees for serving as a member of our Board of Directors, of which Board fees $11,250 was accrued and payable as of December 31, 2017. Both of the foregoing amounts are included as “All Other Compensation” in the table above for 2017. Dr. Trieu’s accrued Board fees as of December 31, 2017 were converted into 2.25 shares of our Series E Convertible Preferred Stock and warrants to purchase 16,875 shares of our common stock on April 16, 2018 in connection with the closing of our private placement of such securities. During 2018, we paid Autotelic Inc, of which entity Dr. Trieu serves as Chief Executive Officer, under the Master Services Agreement, $795,228. Additionally, we paid Dr. Trieu $33,750 as fees for serving as a member of our Board of Directors and $5,625 in cash to offset taxes related to the Series E Preferred Stock and Warrant Issuance for settlement of accrue Board Fees of which both of the foregoing amounts are included as “All Other Compensation” in the table above for 2018. Dr. Trieu also earned a salary of $31,846 for serving as our Interim Chief Executive Officer during a portion of 2018. Pursuant to the Settlement Agreement that we entered into with Dr. Trieu on October 1, 2018 in connection with his separation from our company, we made a payment to Dr. Trieu in the amount of $10,000 in consideration for certain releases provided to us by Dr. Trieu and certain of his affiliates, and we purchased from Dr. Trieu for cancellation an aggregate of 500,000 shares of our common stock for a purchase price of $250,000 (which amounts are included as “All Other Compensation” in the table above for 2018).

(7)	In addition to the compensation provided to Dr. Trieu as set forth in the table above, we also paid to Falguni Trieu, the spouse of Dr. Trieu, $18,925 during the 2017 fiscal year and $28,333 during the 2018 fiscal year, and during 2017 we also granted to Ms. Trieu options to purchase up to 4,000 shares of our common stock at an exercise price of $1.80, in her capacity as our Director of Business Development. The options granted to Ms. Trieu have expired due to her separation from our company.

(8)	On January 3, 2017, we granted to Dr. Trieu options to purchase up to 8,100 shares of our common stock at an exercise price of $1.70 per share. On January 3, 2018, we granted to Dr. Trieu options to purchase up to 3,800 shares of our common stock at an exercise price of $1.56 per share. All of the foregoing options have expired as a result of Dr. Trieu’s separation from our company.

(9)	Mr. Ramelli served as the interim Chief Executive Officer of Adhera Therapeutics from June 10, 2016 until December 8, 2016, at which time he became Chief Executive Officer. Mr. Ramelli resigned as an officer of our company on May 2, 2018. In connection with his separation from our company, we made severance payments to Mr. Ramelli in the aggregate amount of $60,000 to be paid over a six (6) month period. Benefits paid to Mr. Ramelli include health insurance benefits, which are reflected in the column “All Other Compensation” in the table above.

(10)	On January 3, 2017, we granted to Mr. Ramelli options to purchase up to 8,100 shares of common stock at an exercise price of $1.70 per share, and on February 2, 2017, we granted to Mr. Ramelli 10,000 restricted shares of common stock. All of the options described above in this footnote expired on August 2, 2018 as a result of Mr. Ramelli’s resignation. On May 2, 2018, in connection with Mr. Ramelli’s separation from our company, we granted to Mr. Ramelli options to purchase up to 100,000 shares of our common stock at an exercise price of $0.98.

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(11)	Mr. Emerson was appointed to serve as our Chief Commercial Officer in June 2017. Mr. Emerson was appointed to serve as a member of our Board of Directors on April 27, 2018. On January 15, 2019, Mr. Emerson resigned as our Chief Commercial Officer. Benefits paid to Mr. Emerson include health insurance benefits, which are reflected in the column “All Other Compensation” in the table above.

(12)	On June 5, 2017, we granted 60,000 restricted shares of common stock to Mr. Emerson, which shares vested on December 5, 2017.

(13)	On July 10, 2018, we granted to Mr. Emerson options to purchase up to 1,125,000 shares of common stock at an exercise price of $0.66 per share. Due to the fact that we have determined that the performance targets with respect to the vesting of 375,000 of such options have not been satisfied, such options have not vested and have been forfeited to the company. In connection with Mr. Emerson’s resignation as our Chief Commercial Officer in January 2019, we agreed to accelerate the vesting of options to purchase up to 562,500 shares of our common stock that would have vested on July 10, 2019, July 10, 2020, and July 10, 2021, respectively.

Narrative Disclosures Regarding Compensation; Employment Agreements

We have entered into employment agreements or offer letters with four of our Named Executive Officers. The terms and conditions of each of the foregoing arrangements are summarized below.

Robert Moscato Employment Agreement

In connection with Mr. Moscato’s appointment as Chief Executive Officer, we and Mr. Moscato entered into an employment agreement dated June 18, 2018 (the “Moscato Agreement”), which provides for a three year term. A copy of the Moscato Agreement was filed as Exhibit 10.1 to our Current Report on Form 8-K dated June 18, 2018. Mr. Moscato resigned as an officer and as a director of our company effective April 4, 2019.

Mr. Moscato’s base salary under the Moscato Agreement is initially $360,000 per year, subject to review and adjustment by the Board from time to time. We also agreed to pay to Mr. Moscato, within ten (10) days following the execution of the Moscato Agreement, a one-time payment in the amount of $6,923, in full payment and consideration for all services that Mr. Moscato provided to us prior to the date of the Moscato Agreement.

If the total amount of sales recognized by our company less the sum of any returns, rebates, chargebacks and distribution discounts (“Net Product Revenue”) for the portion of the 2018 fiscal year starting on June 18, 2018 and ending on the last day of the 2018 fiscal year (the “Prorated 2018 Fiscal Year”) equals or exceeds $1.2 million, as determined by our auditors, then we shall pay to Mr. Moscato a bonus (the “2018 Revenue Bonus”) equal to $100,000 multiplied by a fraction, the numerator of which is the number of days in the Prorated 2018 Fiscal Year during which Mr. Moscato is an employed in good standing with our company and the denominator of which is 365. Also, if the daily volume weighted average price of our common stock is not less than $2.00 per for a sixty (60) consecutive day period beginning on any day within the Prorated 2018 Fiscal Year, then we shall pay to Mr. Moscato a bonus (the “2018 Stock Price Bonus”) equal to $100,000 multiplied by a fraction, the numerator of which is the number of days in the Prorated 2018 Fiscal Year during which Mr. Moscato is an employee in good standing with our company and the denominator of which is 365. Since the conditions for payment of the 2018 Revenue Bonus and the 2018 Stock Price Bonus were not satisfied, we are not obligated to make such payments to Mr. Moscato.

Starting in 2019, Mr. Moscato was eligible for an annual discretionary cash bonus with a target of 50% of his base salary, subject to his achievement of any applicable performance targets and goals established by the Board.

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Pursuant to the Moscato Agreement, we granted to Mr. Moscato options to purchase up to 1,500,000 shares of our common stock, which options vest as follows: (i) options to purchase up to 250,000 shares of common stock vested on the grant date of the options; (ii) options to purchase up to 250,000 shares of common stock (for an aggregate of 750,000 shares of common stock) vest on each of the first, second and third anniversary of the grant date; (iii) options to purchase up to 250,000 shares of common stock vest on the date that we determine that Mr. Moscato has earned the 2018 Revenue Bonus; and (iv) options to purchase up to 250,000 shares of common stock vest on the date that we determine that Mr. Moscato has earned the 2018 Stock Price Bonus. Since the conditions for payment of the 2018 Revenue Bonus and the 2018 Stock Price Bonus have not been satisfied, the options to purchase up to an aggregate of 500,000 shares of our common stock described in clauses (iii) and (iv) of the immediately preceding sentence have not vested and have been forfeited to the company. In connection with Mr. Moscato’s separation from our company, we agreed to accelerate the vesting of options to purchase up to 250,000 shares of our common stock that would have vested on July 10, 2019, and options to purchase up to an aggregate of 500,000 shares of our common stock that would have vested on July 10, 2020 and July 10, 2021, respectively, were forfeited and cancelled by us.

Mr. Moscato was eligible to participate in our other employee benefit plans as in effect from time to time on the same basis as are generally made available to other senior executives of our company.

In the event that Mr. Moscato’s employment was terminated by us without “Cause” or by Mr. Moscato for “Good Reason” (each as defined in the Moscato Agreement), in each case subject to Mr. Moscato entering into and not revoking a separation agreement in a form acceptable to our company, Mr. Moscato would have been eligible to receive:

●	accrued benefits under the Moscato Agreement through the termination date, including base salary and unreimbursed business expenses;
●	severance payments equal to his then-current base salary for the Severance Period (i.e., a period equal to (i) twelve (12) months or (ii) in the event we terminated Mr. Moscato’s employment for any reason other than Cause within six (6) months following a Change of Control (as defined in the Moscato Agreement), eighteen (18) months);
●	vesting of all options granted to Mr. Moscato under the Moscato Agreement that would have vested during the Severance Period had he remained employed with our company through the end of the Severance Period; and
●	if Mr. Moscato timely elected and remained eligible for continued coverage under COBRA, the COBRA premiums necessary to continue the health insurance coverage in effect for Mr. Moscato and his covered dependents prior to the date of termination, until the end of the Severance Period.

In the event that Mr. Moscato’s employment was terminated by us for Cause, by Mr. Moscato other than for Good Reason, or as a result of Mr. Moscato’s death or permanent disability, Mr. Moscato (or his estate, if applicable) would have been entitled to receive accrued benefits under the Moscato Agreement through the termination date, including base salary and unreimbursed business expenses.

As per the Moscato Agreement, following his separation from our company, Mr. Moscato is subject to a confidentiality covenant and a 24-month non-solicitation covenant.

Mr. Moscato resigned as an officer and as a director of our company on April 4, 2019, and in connection with such resignation, we entered into a Settlement Agreement with Mr. Moscato (the “Settlement Agreement”). Pursuant to the Settlement Agreement, Mr. Moscato executed and delivered a general release of claims in favor of our company, agreed to be bound by a 12-month non-competition covenant relating to hypertension products and affirmed his obligations to be bound by the other restrictive covenants contained in the Moscato Agreement.

Also pursuant to the Settlement Agreement, we (A) agreed to make severance payments to Mr. Moscato in the aggregate amount of $360,000, with $90,000 to be paid immediately and with the remaining amount to be paid over a nine-month period thereafter in accordance with normal payroll practices (with accelerated payment if we complete a bona fide capital raising transaction yielding gross proceeds to us in the amount of not less than $4,000,000 (a “Financing Event”) prior to the one year anniversary of the Settlement Agreement); (B) agreed that options to purchase up to 250,000 shares of our common stock that were granted to Mr. Moscato on July 10, 2018 and that were to vest on July 10, 2019, shall vest in full immediately (the “Accelerated Options”); (C) agreed that the period during which Mr. Moscato would be able to exercise the Accelerated Options and the options to purchase up to 250,000 shares of our common stock that were granted to Mr. Moscato on July 10, 2018 and that vested on such date shall be extended to one year following the date of the Settlement Agreement; (D) agreed that we would upon request, and subject to certain conditions, purchase from an entity controlled by Mr. Moscato, for a purchase price of $200,000, such number of shares of our Series F Convertible Preferred Stock and warrants to purchase shares of our common stock as were purchased by such entity from us on July 12, 2018, if we complete a Financing Event prior to the one year anniversary of the Settlement Agreement; (E) agreed to reimburse Mr. Moscato for premiums that he pays with respect to COBRA coverage for a period of one year following the date of the Settlement Agreement; and (F) executed and delivered a general release of claims in favor of Mr. Moscato.

On October 30, 2019, we entered into an Amendment No. 1 to the Settlement Agreement pursuant to which, among other things: (A) we repurchased from an entity controlled by Mr. Moscato, for a purchase price of $100,000, half of the shares of our Series F Convertible Preferred Stock and warrants to purchase shares of our common stock as such entity purchased from us on July 12, 2018 and (B) we agreed to repurchase from an entity controlled by Mr. Moscato, for a purchase price of $100,000, the remaining shares of our Series F Convertible Preferred Stock and warrants to purchase shares of our common stock that such entity purchased from us on July 12, 2018 on the earlier of (x) March 1, 2020 and (y) the completion of a Financing Event.

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Eric Teague Employment Agreement

In connection with Mr. Teague’s appointment as Chief Financial Officer, we and Mr. Teague entered into an employment agreement dated September 24, 2018 (the “Teague Agreement”). A copy of the Teague Agreement was filed as Exhibit 10.1 to our Current Report on Form 8-K dated September 24, 2018. Mr. Teague resigned as our Chief Financial Officer effective March 22, 2019.

Mr. Teague’s base salary under the Teague Agreement, which provides for a three-year term, was initially $285,000 per year, subject to review and adjustment by our company from time to time. On January 15, 2019, the Board increased Mr. Teague’s base salary to $305,000 per year.

Starting in 2019, Mr. Teague was eligible for an annual discretionary cash bonus with a target of 35% of his base salary, subject to his achievement of any applicable performance targets and goals. If we determine that we have achieved the 2018 Revenue Target (as described below), then we shall pay to Mr. Teague an amount equal to $21,000 in 2019 within 30 days of our public reporting of our 2018 final results. If we determine that we have achieved the 2018 Stock Price Target (as described below), then we shall pay to Mr. Teague an amount equal to $21,000 in 2019. Since we have determined that we have not achieved either the 2018 Revenue Target or the 2018 Stock Price Target, we are not obligated to make the related bonus payments to Mr. Teague.

Pursuant to the Teague Agreement, we granted to Mr. Teague options to purchase up to 450,000 shares of our common stock, which options vest as follows: (i) options to purchase up to 100,000 shares of common stock vest on the grant date of the options; (ii) options to purchase up to 100,000 shares of common stock (for an aggregate of 300,000 shares of common stock) vest on each of the first, second and third anniversary of the grant date; (iii) options to purchase up to 25,000 shares of common stock vest on the date that we determine that the “2018 Revenue Target” (as described below) is achieved; and (iv) options to purchase up to 25,000 shares of common stock vest on the date that we determine that the “2018 Stock Price Target” (as described below) is achieved. Since we have determined that we have not achieved either the 2018 Revenue Target or the 2018 Stock Price Target, the options to purchase up to an aggregate of 50,000 shares of our common stock described in clauses (iii) and (iv) of the immediately preceding sentence have not vested and have been forfeited to the company. To the extent vested, the options described in clauses (i) and (ii) of the immediately preceding sentence expired on or about June 22, 2019, as a result of Mr. Teague’s separation from our company.

The 2018 Revenue Target requires that our gross revenue (i.e., the total amount of sales recognized by our company from June 18, 2018 through December 31, 2018 (such period, the “Prorated 2018 Fiscal Year”), less the sum of any returns, rebates, chargebacks and distribution discounts) for the Prorated 2018 Fiscal Year equals or exceeds $1.2 million, as determined by our auditors. The 2018 Stock Price Target requires that the daily volume weighted average price of our common stock is not less than $2.00 per share for a 60 consecutive day period beginning on any day within the Prorated 2018 Fiscal Year.

Mr. Teague was eligible to participate in our other employee benefit plans as in effect from time to time on the same basis as are generally made available to other senior executives of our company.

In the event that Mr. Teague’s employment was terminated by us without “Cause” (as defined in the Teague Agreement) or by Mr. Teague with “Good Reason” (as defined in the Teague Agreement), subject to Mr. Teague entering into and not revoking a separation agreement in a form acceptable to us, Mr. Teague would have been eligible to receive:

●	accrued benefits under the Teague Agreement through the termination date, including base salary and unreimbursed business expenses;
●	severance payments equal to his then-current base salary for the Severance Period (i.e., a period equal to (i) twelve (12) months or (ii) in the event we terminated Mr. Teague’s employment for any reason other than Cause within six (6) months following a Change of Control (as defined in the Teague Agreement), eighteen (18) months);

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●	vesting of all options granted to Mr. Teague under the Teague Agreement that would have vested during the Severance Period had he remained employed with our company through the end of the Severance Period; and
●	if Mr. Teague timely elected and remained eligible for continued coverage under COBRA, the COBRA premiums necessary to continue the health insurance coverage in effect for Mr. Teague and his covered dependents prior to the date of termination, until the end of the Severance Period.

In the event that Mr. Teague’s employment was terminated for any reason other than by us without “Cause” or by Mr. Teague with “Good Reason”, Mr. Teague (or his estate, if applicable) was entitled to receive accrued benefits under the Teague Agreement through the termination date, including base salary and unreimbursed business expenses.

As per the Teague Agreement, Mr. Teague is subject to a confidentiality covenant, a 12-month non-competition covenant and a 24-month non-solicitation covenant.

Erik Emerson Offer Letter

On June 5, 2017, we entered into an employment offer letter (the “Emerson Letter”) with Erik Emerson, the President and Chief Executive Officer of Symplmed, pursuant to which we agreed to hire Mr. Emerson to serve as our Chief Commercial Officer. As compensation for his services as Chief Commercial Officer, we agreed to pay to Mr. Emerson an annual base salary of $150,000, and Mr. Emerson was entitled to receive a discretionary bonus as determined by our Board of Directors in an amount up to 40% of his base salary, with the payment of such bonus to be based on the achievement of such milestones as shall be determined by the Board following good faith consultation with Mr. Emerson. A copy of the Emerson Letter was filed as Exhibit 10.1 to our Current Report on Form 8-K dated June 22, 2017, and a copy of Amendment No.1 to the Emerson Letter was filed as Exhibit 10.2 to our Current Report on Form 8-K dated June 22, 2017.

In connection with the Emerson Letter, we granted to Mr. Emerson 60,000 restricted shares of our common stock under our 2014 Long-Term Incentive Plan, all of which vested on the six (6) month anniversary of the date of grant. We also granted to Mr. Emerson, on July 10, 2018, options to purchase up to 1,125,000 shares of our common stock at an exercise price of $0.66 per share.

In connection with the Emerson Letter, Mr. Emerson agreed: (i) to a non-solicitation covenant regarding our employees, independent contractors, customers, vendors and clients; and (ii) not to provide services to certain of our clients, customers or business partners (and prospective clients, customers and business partners), in each case, during such time as Mr. Emerson is employed by us and for a period of twelve (12) months immediately thereafter.

Mr. Emerson resigned as our Chief Commercial Officer effective January 15, 2019. In connection with his resignation, among other things, Mr. Emerson executed and delivered a general release of claims in favor of our company and affirmed his obligations to be bound by the restrictive covenants contained in the Emerson Letter (including the Confidentiality, Restrictive Covenant and Intellectual Property Agreement attached thereto), and we: (i) agreed to make severance payments to Mr. Emerson in the amount of $86,250 (with $43,125 to be paid immediately and $43,125 to be paid on March 1, 2019); (ii) agreed that options to purchase up to an aggregate of 562,500 shares of common stock at an exercise price of $0.66 that were granted to Mr. Emerson in July 2018 and that were to vest in equal annual installments in July 2019, July 2020 and July 2021 shall vest in full immediately; and (iii) executed and delivered a general release of claims in favor of Mr. Emerson. In addition, Mr. Emerson agreed that for twelve (12) months following the date of his resignation, he would not engage in a business relating to the commercialization of Prestalia (or a pharmaceutical or therapeutic product that addresses substantially the same market) or that utilizes our DyrctAxess / Prestalia Direct platforms (or platforms that are substantially similar to, or that use substantially the same technology as is utilized by, such platforms).

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Joseph Ramelli Offer Letter

On February 2, 2017, we entered into an employment letter (the “Ramelli Letter”) with Joseph W. Ramelli, our former Chief Executive Officer. As compensation for his service as Chief Executive Officer, Mr. Ramelli received a monthly base salary of $10,000, and he was also entitled to receive a discretionary bonus as determined by our Board of Directors. A copy of the Ramelli Letter was filed as Exhibit 10.1 to our Current Report on Form 8-K dated February 2, 2017.

In connection with the Ramelli Letter, we granted to Mr. Ramelli 10,000 restricted shares of common stock under our 2014 Long-Term Incentive Plan, which shares vested on February 6, 2017.

In connection with the Ramelli Letter, Mr. Ramelli agreed: (i) to a non-solicitation covenant regarding our employees, independent contractors, customers, vendors and clients; and (ii) not to provide services to certain of our clients, customers or business partners (and prospective clients, customers and business partners), in each case, during such time as Mr. Ramelli is employed by us and for a period of twelve (12) months immediately thereafter.

Mr. Ramelli resigned as our Chief Executive Officer effective May 2, 2018. In connection with his resignation, Mr. Ramelli released our company from all claims arising prior to the date of his resignation and affirmed his obligations to be bound by the restrictive covenants contained in the Ramelli Letter, and we: (i) agreed to make severance payments to Mr. Ramelli in the amount of $60,000 to be paid over a six (6) month period; and (ii) granted to Mr. Ramelli fully-vested options, exercisable for a period of five years from the grant date, to purchase up to 100,000 shares of our common stock at an exercise price equal to $0.98 per share of common stock.

Outstanding Equity Awards at Fiscal Year End

2018 Outstanding Equity Awards at Fiscal Year-end Table

The following table sets forth information regarding the outstanding equity awards held by our Named Executive Officers as of the end of our 2018 fiscal year:

	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Name	Exercisable	Unexercisable		(#)	($)	Date	(#)	($)	(#)	($)

Robert Moscato	250,000	1,250,000	(1)	—	$0.66	7/10/28	—	—	—	—

Eric Teague	100,000	350,000	(2)	—	$0.55	9/24/28	—	—	—	—

Erik Emerson	187,500	937,500	(3)	—	$0.66	7/10/28	—	—	—	—

Joseph Ramelli	100,000	—		—	$0.98	5/2/23	—	—	—	—

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(1)	In connection with Mr. Moscato’s resignation as an officer and as a director of our company, we agreed to accelerate the vesting of options to purchase up to 250,000 shares of our common stock that would have vested on July 10, 2019, and options to purchase up to an aggregate of 500,000 shares of our common stock that would have vested on July 10, 2020 and July 10, 2021, respectively, were forfeited and cancelled by us. Further, due to the fact that we have determined that the conditions for payment of the 2018 Revenue Bonus and the 2018 Stock Price Bonus (each as defined in the Moscato Agreement) have not been satisfied, options to purchase up to an aggregate of 500,000 shares of our common stock have not vested and have been forfeited to the company.

(2)	Due to the fact that we have determined that we have not achieved either the 2018 Revenue Target or the 2018 Stock Price Target (each as defined in the Teague Agreement), options to purchase up to an aggregate of 50,000 shares of our common stock have not vested and have been forfeited to the company.

(3)	In connection with Mr. Emerson’s resignation as our Chief Commercial Officer on January 15, 2019, we agreed that options to purchase up to an aggregate of 562,500 shares of common stock at an exercise price of $0.66 that were granted to Mr. Emerson in July 2018 and that were to vest in equal annual installments in July 2019, July 2020 and July 2021 shall vest in full immediately. Further, due to the fact that we have determined that we have not achieved net product revenue in the amount of not less than $1.2 million for the portion of the 2018 fiscal year following June 18, 2018, and that we have determined that the daily VWAP of our common stock was not less than $2.00 per share for a sixty consecutive day period beginning on any calendar day during the 2018 fiscal year on or after June 18, 2018, options to purchase up to an aggregate of 375,000 shares of our common stock have not vested and have been forfeited to the company, as per the terms of the July 10, 2018 option grant to Mr. Emerson.

Option Re-pricings

We have not engaged in any option re-pricings or other modifications to any of our outstanding equity awards to our Named Executive Officers during fiscal year 2018.

Compensation of Directors

2018 Director Compensation Table

The following Director Compensation Table sets forth information concerning compensation for services rendered by our independent directors for fiscal year 2018.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Isaac Blech (2)(8)	$49,167	—	$4,136	$5,625	$58,928
Uli Hacksell (3)(4)	75,000	—	325,903	—	400,903
Timothy Boris (5)	36,372	—	—	—	36,372
Nancy Phelan (6)	11,250	—	—	—	11,250
Donald Williams (2)(8)	52,500	—	4,136	45,000	101,636
Philippe Calais (2)(7)	22,500	—	58,333	—	80,833
Philip C. Ranker (2)(7)(8)	22,500	—	140,923	45,000	208,423
Total:	$269,289	—	$533,431	95,625	$898,345

(1)	Represents the aggregate grant date fair value under FASB ASC Topic 718 of options to purchase shares of our common stock granted during 2018.

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(2)	On January 3, 2018, we granted to each of our directors serving on the Board at such time (i.e., Mr. Blech, Mr. Williams, Dr. Trieu, Dr. Calais and Mr. Ranker) options to purchase up to an aggregate of 3,800 shares of common stock at an exercise price of $1.56 per share. The options described in this footnote that were granted to Dr. Trieu, Dr. Calais and Mr. Ranker expired following their separation from our company.

(3)	Dr. Hacksell was appointed to serve as a member of the Board, and as the Chairman of the Board, effective July 1, 2018. We agreed to pay to Dr. Hacksell in his capacity as Chairman of the Board: (i) base compensation in the amount of $150,000 per year; (ii) a bonus payment in the amount of $25,000 if we achieve net product revenue of not less than $1.2 million for the portion of the 2018 fiscal year following July 1, 2018; and (iii) a bonus payment in the amount of $25,000 if the daily VWAP of our common stock is not less than $2.00 per share for a sixty consecutive day period beginning on any calendar date during the 2018 calendar year on or after July 1, 2018. The bonus amounts described in items (ii) and (iii) above for the 2018 fiscal year were not earned, and thus no bonus payment was made to Dr. Hacksell. During 2018, $50,000 of base compensation was paid to Dr. Hacksell and $25,000 was accrued and payable as of December 31, 2018.

(4)	On July 10, 2018, we granted to Dr. Hacksell options to purchase up to an aggregate of 1,000,000 shares of our common stock, of which: (i) options to purchase 500,000 shares of common stock are exercisable immediately; (ii) options to purchase 125,000 shares of common stock are exercisable on each of July 1, 2019 and July 1, 2020; (iii) options to purchase 125,000 shares of common stock shall vest on such date, if any, as we pay to Dr. Hacksell a bonus in the amount of $25,000 if we achieve net product revenue in the amount of not less than $1.2 million for the portion of the 2018 fiscal year following July 1, 2018; and (iv) options to purchase 125,000 shares of common stock shall vest on such date, if any, as we pay to Dr. Hacksell a bonus in the amount of $25,000 if the daily VWAP of our common stock is not less than $2.00 per share for a sixty consecutive day period beginning on any calendar date during the 2018 fiscal year on or after July 1, 2018. Due to the fact that vesting conditions set forth in items (iii) and (iv) have not been satisfied, such options have not vested and have been forfeited to the company.

(5)	Mr. Boris was appointed to serve as a member of the Board effective April 27, 2018.

(6)	Ms. Phelan was appointed to serve as a member of the Board effective October 1, 2018. She was later appointed to serve as our Chief Executive Officer and Secretary effective April 4, 2019.

(7)	Each of Dr. Calais and Mr. Ranker resigned as a member of our Board effective May 2, 2018. In connection with their resignations: (i) each of Mr. Ranker and Dr. Calais released our company from all claims arising prior to the date of his resignation; (ii) we granted to Mr. Ranker fully-vested options to purchase up to 200,000 shares of our common stock at an exercise price equal to $0.98 per share of common stock; and (iii) we granted to Dr. Calais fully-vested options to purchase up to 80,000 shares of our common stock at an exercise price equal to $0.98 per share of common stock. The options described in (ii) and (iii) above are exercisable for a period of five years from the grant date.

(8)	On April 16, 2018, and in connection with the closing of our private placement of Series E Convertible Preferred Stock and warrants, we issued to Messrs. Blech, Ranker, Trieu and Williams an aggregate of 40.5 shares of Series E Convertible Preferred Stock and warrants to purchase up to 303,750 shares of common stock to satisfy accrued and unpaid fees owed to such directors for service to our company as members of our Board of Directors during the period ending on December 31, 2017 in the aggregate amount of approximately $202,500. We also made a cash payment to Messrs. Blech, Ranker, and Williams to offset taxes owed as a result of the issuance of the aforementioned securities in the amounts set forth in the column titled “All Other Compensation”.

As of December 31, 2018, Dr. Hacksell held options to purchase up to 1,000,000 shares of our common stock, Mr. Blech held options to purchase up to 477,257 shares of our common stock, Mr. Williams held options to purchase up to 29,200 shares of our common stock, Mr. Ranker held options to purchase up to 200,000 shares of our common stock and Dr. Calais held options to purchase up to 80,000 shares of our common stock. Neither Mr. Boris nor Ms. Phelan held any options to purchase shares of our common stock. The options held by Mr. Moscato and Mr. Emerson, each of whom is a Named Executive Officer of our company, as of December 31, 2018, are described in the 2018 Outstanding Equity Awards at Fiscal Year-End Table above.

Each of Mr. Moscato, Mr. Emerson and Dr. Trieu, each of whom served as a director and as an executive officer of our company during our 2018 fiscal year, have not been included in the Director Compensation Table because they are a Named Executive Officer of our company, and all compensation paid to them during 2018 is reflected in the Summary Compensation Table above.

Director Compensation Program

Our compensation program for directors for the 2018 fiscal year consisted of: (i) an annual grant of 5-year options to purchase up to 3,800 shares of common stock, which options vest 50% immediately and 50% after one year (provided, that no option grants were made to Mr. Boris or Ms. Phelan, and separate grants were instead made to Messrs. Moscato, Hacksell and Emerson in connection with their service to our company); and (ii) an annual cash payment of $45,000 per year, payable quarterly. Beginning on August 1, 2018, in addition to the annual fee described in item (ii) of the immediately preceding sentence, we agreed to pay to: (A) the Chair of the Audit Committee an annual amount of $15,000; (B) the Chair of the Compensation Committee an annual amount of $7,000; (C) each member of the Audit Committee (other than the Chair) an annual amount equal to $7,000; and (D) each member of the Compensation Committee (other than the Chair) an annual amount equal to $3,000, in each case to be paid quarterly in advance.

Further, as noted in Notes 3 and 4 to the Director Compensation Table above: (i) we agreed to pay to Dr. Hacksell in his capacity as Chairman of the Board (A) base compensation in the amount of $150,000 per year; (B) a bonus payment in the amount of $25,000 if we achieve net product revenue of not less than $1.2 million for the portion of the 2018 fiscal year following July 1, 2018; and (C) a bonus payment in the amount of $25,000 if the daily VWAP of our common stock is not less than $2.00 per share for a sixty (60) consecutive day period beginning on any calendar date during the 2018 calendar year on or after July 1, 2018; and (ii) we granted to Dr. Hacksell on July 10, 2018 options to purchase up to an aggregate of 1,000,000 shares of our common stock, of which (A) options to purchase 500,000 shares of common stock are exercisable immediately; (B) options to purchase 125,000 shares of common stock are exercisable on each of July 1, 2019 and July 1, 2020; (C) options to purchase 125,000 shares of common stock shall vest on such date, if any, as we pay to Dr. Hacksell the bonus described in item (i)(B) above; and (D) options to purchase 125,000 shares of common stock shall vest on such date, if any, as we pay to Dr. Hacksell the bonus described in item (i)(C) above. Due to the fact that the conditions for the payment of the bonus amounts described in items (i)(B) and (i)(C) of the immediately preceding sentence, and the conditions for the vesting of the options described in items (ii)(C) and (ii)(D) of the immediately preceding sentence, were not satisfied, such bonus payments were not made and such options have been forfeited, as applicable.

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Equity Compensation Plan Information

The following table provides aggregate information as of the end of the 2018 fiscal year with respect to all of the compensation plans under which our common stock is authorized for issuance, including our 2014 Long-Term Incentive Plan and our 2018 Long-Term Incentive Plan:

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants, and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a)) (c)
Equity compensation plans approved by security holders (1)	4,457,807	$0.81	2,472,193
Equity compensation plans not approved by security holders	380,000	$0.98	0
Total	4,837,807	$0.82	2,472,193

(1)	Consists of: (i) 640,207 shares of common stock underlying awards made pursuant to our 2014 Stock Incentive Plan and (ii) 3,817,600 shares of common stock underlying awards made pursuant to our 2018 Long-Term Incentive Plan.

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SUBMISSION OF STOCKHOLDER PROPOSALS

We intend to hold our 2020 annual meeting of stockholders (the “2020 Annual Meeting”) in October 2020. To be considered for inclusion in our notice of annual meeting and proxy statement for, and for presentation at, the 2020 Annual Meeting, a stockholder proposal must be received by the Corporate Secretary, Adhera Therapeutics, Inc., 4721 Emperor Boulevard, Suite 350, Durham, North Carolina 27703, no later than July 20, 2020, and must otherwise comply with applicable rules and regulations of the SEC, including Rule 14a-8 of Regulation 14A under the Exchange Act.

Our Bylaws require advance notice of any proposal by a stockholder intended to be presented at an annual meeting that is not included in our notice of annual meeting and proxy statement because it was not timely submitted under the preceding paragraph, or made by or at the direction of any member of the Board of Directors, including any proposal for the nomination for election as a director. To be considered for such presentation at the 2020 Annual Meeting, any such stockholder proposal must be received by the Corporate Secretary, Adhera Therapeutics, Inc., no earlier than August 8, 2020 and no later than September 22, 2020, provided, that if the 2020 Annual Meeting is scheduled to be held on a date more than 30 days before the anniversary date of the 2019 annual meeting of stockholders or more than 60 days after the anniversary date of the 2019 annual meeting of stockholders, a stockholder’s proposal shall be timely if delivered to, or mailed to and received by, our company not later than the close of business on the later of (A) the 75th day prior to the scheduled date of the 2020 Annual Meeting, or (B) the 15th day following the day on which public announcement of the date of the 2020 Annual Meeting is first made by us, and in any case discretionary authority may be used if such proposal is untimely submitted.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. Based solely on our review of the reports filed by Reporting Persons, and written representations from certain Reporting Persons that no other reports were required for those persons, we believe that, during the year ended December 31, 2018, the Reporting Persons met all applicable Section 16(a) filing requirements, other than that: (A) the Form 3 that was to be filed by Nancy R. Phelan regarding her appointment as a member of our Board of Directors on October 1, 2018 was filed on October 24, 2018; and (B) the Form 4 that was to be filed by Vuong Trieu, a former director and executive officer of our company, regarding the repurchase by our company of 500,000 shares of our common stock from Dr. Trieu on October 1, 2018 pursuant to the Omnibus Settlement Agreement that we entered into with Dr. Trieu and certain of his affiliates was filed on October 4, 2018.

OTHER MATTERS

We will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as filed with the SEC, including the financial statements. Requests for copies of such Annual Report on Form 10-K should be directed to Adhera Therapeutics, Inc, 4721 Emperor Boulevard, Suite 350, Durham, North Carolina 27703, Attn: Corporate Secretary.

Our Board of Directors does not know of any other matters that are to be presented for action at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their best judgment.

It is important that the proxies be returned promptly and that your shares are represented at the Annual Meeting. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

Accompanying this proxy statement are our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which we filed with the SEC on April 16, 2019, and our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2019, which we filed with the SEC on November 19, 2019.

We hereby incorporate by reference into this proxy statement the following from our Annual Report on Form 10-K for the fiscal year ended December 31, 2018:

●	Financial Statements and Supplementary Data (Item 8)
●	Management’s Discussion and Analysis of Financial Condition and Results of Operation (Item 7)
●	Quantitative and Qualitative Disclosures About Market Risk (Item 7A)
●	Selected Financial Data (Item 6)
●	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure (Item 9)

We hereby incorporate by reference into this proxy statement the following from our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2019:

●	Financial Statements (Part I, Item 1)
●	Management’s Discussion and Analysis of Financial Condition and Results of Operation (Part I, Item 2)
●	Quantitative and Qualitative Disclosures About Market Risk (Part I, Item 3)

You may request a copy of the filings (or the portions thereof) incorporated by reference into this proxy statement, at no cost, by writing or calling us at the address or telephone number below. We will provide such requested materials to you by first class mail or other equally prompt means within one (1) business day of receipt of such request.

Adhera Therapeutics, Inc.

4721 Emperor Blvd., Suite 350

Durham, North Carolina 27703

(919) 578-5901

By order of the Board of Directors,
/s/ Nancy R. Phelan
Nancy R. Phelan
Chief Executive Officer

November 19, 2019

Durham, North Carolina

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ANNEX A

CERTIFICATE OF DESIGNATION OF SERIES G CONVERTIBLE PREFERRED STOCK

CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF THE
SERIES G CONVERTIBLE PREFERRED STOCK
OF
ADHERA THERAPEUTICS, INC.

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

WHEREAS, the undersigned does hereby certify that the following resolution was duly adopted by the Board of Directors (the “Board”) of Adhera Therapeutics, Inc., a Delaware corporation (the “Corporation”), with the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions set forth therein having been fixed by the Board pursuant to authority granted to it under Article IV of the Corporation’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”) and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware:

RESOLVED, that, pursuant to authority conferred upon the Board by the Certificate of Incorporation, the Board hereby authorizes [6,000] shares of Series G Convertible Preferred Stock, par value $0.01 per share, of the Corporation and hereby fixes the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions, of such shares in accordance with this Certificate of Designation of Preferences, Rights and Limitations (the “Certificate of Designation”), in addition to those set forth in the Certificate of Incorporation, as follows:

Capitalized terms used but not separately defined herein shall have the meanings given to them in the Certificate of Incorporation.

1. Designation, Amount and Par Value: Series G Convertible Preferred Stock, $0.01 par value (“Series G Preferred Stock”).

(a) Stated Value. The stated value of the Series G Preferred Stock shall be $5,000.00 per share (the “Stated Value”), subject to adjustment for stock splits, dividends, combinations and related transactions as set forth herein.

(b) Number and Designation. [6,000] shares of Preferred Stock shall be designated as Series G Preferred Stock, which shall not be subject to increase without the vote or written consent of the holders (each, a “Holder” and collectively, the “Holders”) of a majority of the voting power of the then outstanding Series G Preferred Stock voting as a class (a “Majority Vote”), unless otherwise specified herein

(c) Rank. The Series G Preferred Stock shall rank, with respect to rights upon liquidation, dissolution and winding up, (i) senior to the common stock, par value $0.006 per share, of the Corporation (“Common Stock”), and each other class of capital stock of the Corporation or series of Preferred Stock of the Corporation previously established or established hereafter by the Board, the terms of which do not expressly provide that such class or series ranks senior to, or on a parity with, the Series G Preferred Stock as to rights upon liquidation, dissolution and winding up (collectively, including, without limitation, the Series C Convertible Preferred Stock of the Corporation and the Series D Convertible Preferred Stock of the Corporation, “Junior Securities”); provided that the Series G Preferred Stock shall rank equally to, and on parity with, the Series E Convertible Preferred Stock and the Series F Convertible Preferred Stock of the Corporation as to rights to dividends and rights upon liquidation, dissolution and winding up, and as a result, both Series E Convertible Preferred Stock of the Corporation and the Series F Convertible Preferred Stock of the Corporation shall be considered Parity Securities (as defined below), and not Junior Securities, hereunder; (ii) equally with each other class or series of capital stock of the Corporation established hereafter by the Board the terms of which expressly provide that such class or series will rank equally with the Series G Preferred Stock as to rights to dividends and rights upon liquidation, dissolution and winding up (collectively, “Parity Securities”); and (iii) junior to each other class or series of capital stock of the Corporation established hereafter by the Board (subject to the Holders’ voting rights under Section 5(b) hereof) the terms of which expressly provide that such class or series will rank senior to the Series G Preferred Stock as to rights upon liquidation, dissolution and winding up (collectively, “Senior Securities”). The definitions of Junior Securities, Parity Securities and Senior Securities shall each also include any rights or options exercisable for or convertible into Junior Securities, Parity Securities and Senior Securities, respectively.

2. Dividends.

(a) From and after the date of the issuance of any shares of Series G Preferred Stock, holders of Series G Preferred Stock shall be entitled to receive, and the Corporation shall pay, dividends on shares of Series G Preferred Stock equal (on an as-if-converted-to-Common-Stock basis) to and in the same form as dividends (other than dividends in the form of Common Stock) declared or actually paid on shares of the Common Stock or other Junior Securities when, as and if such dividends (other than dividends in the form of Common Stock) are paid on shares of the Common Stock or other Junior Securities.

(b) Other than as set forth in Section 2(a), the Corporation shall declare or pay no dividends or other distributions on shares of the Common Stock or other Junior Securities (other than dividends in the form of Common Stock) unless it simultaneously complies with the foregoing provisions of this Section 2.

(c) All declared but unpaid dividends on shares of Series G Preferred Stock shall increase the Stated Value of such shares, but when such dividends are actually paid any such increase in Stated Value shall be rescinded.

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3. Liquidation Preference.

(a) In the event of a Liquidation Event (as defined below), before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Junior Securities, and after and subject to the payment in full of all amounts required to be distributed to the Corporation’s creditors or the holders of Senior Securities, each Holder shall be entitled to receive, pari passu with the holders of Parity Securities, out of the assets of the Corporation or proceeds thereof (whether capital, surplus or earnings) legally available therefor, an amount in cash equal to the greater of (A) 100% of the Stated Value and any other fees or liquidated damages then due and owing therein under this Certificate of Designation and (B) the amount per share such Holder would receive if such Holder converted such shares of Series G Preferred Stock into shares of Common Stock immediately prior to the date of such payment (the “Liquidation Preference”) with respect to each share of Series G Preferred Stock held by the Holder; provided, that the Corporation shall provide the Holders with notice of any Liquidation Event at least ten (10) calendar days prior to the record date with respect to such Liquidation Event (or, with respect to any Liquidation Event for which no record date is set, the effective date thereof) and, for the avoidance of doubt, following receipt of such notice, any Holder may exercise such Holder’s voluntary conversion rights in accordance with Section 4(a). If, upon the occurrence of any Liquidation Event, the assets of the Corporation, or proceeds thereof, distributable after payment in full of the Corporation’s creditors and Senior Securities shall be insufficient to pay in full the aggregate Liquidation Preference to all Holders and any amounts due to the holders of Parity Securities, the assets of the Corporation, or the proceeds thereof, shall be distributed among the Holders and the holders of any such Parity Securities ratably based on amounts payable to each holder. For purposes of this Certificate of Designation, the term “Liquidation Event” shall mean, at any time while a share of Series G Preferred Stock is outstanding, (i) any voluntary or involuntary liquidation, dissolution or winding up of the Corporation or (ii) the Corporation, directly or indirectly, in one or more related transactions, (A) effects any merger or consolidation of the Corporation with or into another person, (B) effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets, (C) is the subject of any purchase offer, tender offer or exchange offer (whether by the Corporation or another person) and is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and such offer has been accepted by the holders of 50% or more of the outstanding Common Stock, (D) effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (E) consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another person or “group” (as such term is defined in Section 13(d) of the Exchange Act) whereby such other person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other person or other persons making or party to, or associated or affiliated with the other persons making or party to, such stock or share purchase agreement or other business combination), in each case other than any such transaction (1) that does not result in a reclassification, conversion, exchange or cancellation of outstanding Common Stock; (2) which is effected solely to change the Corporation’s jurisdiction of incorporation and results in a reclassification, conversion or exchange of outstanding shares of the Common Stock solely into shares of common stock of the surviving entity; (3) where the voting capital stock of the Corporation outstanding immediately prior to such transaction is converted into or exchanged for voting capital stock of the surviving entity constituting a majority of the outstanding shares of such voting capital stock of such surviving entity immediately after giving effect to such issuance; or (4) that the Holders deem not to be a Liquidation Event by a Majority Vote.

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(b) In the event of a Liquidation Event, subject to the rights of the holders of any Senior Securities or Parity Securities, after payment shall have been made in full to the Holders as provided in Section 3(a), any other series or class of Junior Securities shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed to holders of capital stock of the Corporation, and the Holders shall not be entitled to share therein.

4. Conversion Rights.

(a) Voluntary Right to Convert. At the Holder’s sole option, each share of Series G Preferred Stock may be converted, at any time and from time to time, from and after the date of the applicable closing at which such shares of Series G Preferred Stock are sold into a number of whole shares of Common Stock determined by dividing the then Stated Value by the Conversion Price (as defined below).

(b) Mandatory Conversion.

(i) Mandatory Conversion Generally. Each outstanding share of Series G Preferred Stock shall be converted into a number of whole shares of Common Stock, determined by dividing the Stated Value by the Conversion Price on the earliest to occur of (i) the three (3) year anniversary of the filing of this Certificate of Designation and (ii) a Majority Vote to convert (any of (i) or (ii), a “Mandatory Conversion Trigger”).

(ii) Qualified Financing Conversion. Notwithstanding anything in this Certificate of Designation to the contrary, each outstanding share of Series G Preferred Stock shall automatically, and without prior notice or any further action by any person, be converted into New Securities (as defined below) upon the closing of the Qualified Financing (as defined below). Upon the conversion of the Series G Preferred Stock into New Securities pursuant to this Section 4(b)(ii), each Holder shall be entitled to receive, for each share of Series G Preferred Stock held by such Holder, such number and amount of New Securities as is equal to the quotient obtained by dividing (i) the Stated Value of such share of Series G Preferred Stock by (ii) the product obtained by multiplying (A) the price at which the New Securities are sold in the Qualified Financing by (B) 0.9. It shall be a condition to the issuance of New Securities to each Holder of Series G Preferred Stock that such Holder execute and deliver to the Corporation such agreements relating to the purchase and sale of the New Securities, as well as such agreements relating to registration rights, rights of first refusal and co-sale rights, rights of first offer and voting rights, if any, relating to such securities, as may be reasonably requested by the Corporation.

“New Securities” means the Common Stock, or any other equity securities that are convertible into, exercisable for or otherwise linked to or represent the Common Stock (or a similar security issued by a successor entity to the Corporation), but not including promissory notes, which are issued and sold at the closing of the Qualified Financing, the terms of which shall be agreed upon by the Corporation and the purchasers thereof. Any New Securities issued upon conversion of the Series G Preferred Stock shall be issued on substantially the same terms and conditions as the New Securities issued in the Qualified Financing, and shall be subject to substantially the same rights, preferences and privileges as the New Securities issued in the Qualified Financing.

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“Qualified Financing” means the next bona fide capital raising transaction (or series of related transactions) that occurs following the closing of the Offer (as defined below) as a result of which the Corporation (or a successor entity to the Corporation) raises an aggregate minimum amount of $5,000,000 of gross proceeds from the sale of New Securities (not including the conversion of the Series G Preferred Stock or any other class or series of preferred stock or any promissory notes that have been issued by the Corporation).

(c) Conversion Price; Conversion Shares. The “Conversion Price” of the Series G Preferred Stock shall be $0.50, subject to adjustment as described herein. Any shares of Common Stock issuable upon a conversion of Series G Preferred Stock pursuant to Section 4(a) or 4(b)(i) are referred to herein as the “Conversion Shares.”

(d) Mechanics of Conversion.

(i) Voluntary Conversion Mechanics. The Holder will give notice of its decision to exercise its right to convert the Series G Preferred Stock pursuant to Section 4(a) by delivering an executed and completed Notice of Conversion in the form attached as Annex A to this Certificate of Designation to the Corporation in accordance with Section 6(a). The Holder’s election shall be deemed effective upon receipt of a properly completed Notice of Conversion by the Corporation; provided, that if the Notice of Conversion is received by the Corporation after 3:00 p.m. Eastern Time on any day or at any time on a non-business day, it shall be deemed to be received on the following business day (the “Conversion Date”). The Corporation will, or will cause the Corporation’s transfer agent to, transmit the Common Stock certificates (or similar electronic notification) representing such Conversion Shares to the Holder within two (2) business days after receipt by the Corporation of the properly completed Notice of Conversion and the certificate(s) representing the converted shares of Series G Preferred Stock (the “Delivery Date”). A new Series G Preferred Stock certificate representing any shares of Series G Preferred Stock not converted will also be provided by the Corporation promptly following the Conversion Date. To the extent a Holder elects not to surrender its Series G Preferred Stock for reissuance upon partial payment or conversion, the Holder hereby indemnifies the Corporation against any and all loss or damage attributable to a third-party claim in an amount in excess of the actual amount of the Series G Stated Value then owned by the Holder. Shares of Series G Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

(ii) Mandatory Conversion Mechanics. The Corporation shall effect a conversion pursuant to Section 4(b) by providing the Holders with written notice as provided in Section 6(a) and (i) stating that the Mandatory Conversion Trigger has been satisfied or that the Qualified Financing has occurred, as applicable, (ii) specifying the then applicable Conversion Price (if pursuant to Section 4(b)(i)), the aggregate number of shares of Series G Preferred Stock outstanding (and the Stated Value thereof), and the aggregate number or amount of Conversion Shares and/or New Securities, as applicable, to be issued in connection with such conversion, and (iii) the date on which such conversion was, or will be, effective (the “Mandatory Conversion Date”). The calculations and entries set forth in the Corporation’s notice shall control in the absence of manifest or mathematical error. From and after the date of such notice (or, with respect to a conversion pursuant to Section 4(b)(ii), from and after the closing date of the Qualified Financing), the shares of Series G Preferred Stock shall be null and void and only represent the right to receive the applicable number or amount of Conversion Shares and/or New Securities, as applicable. The Corporation shall issue certificates or instruments representing the Conversion Shares and/or the New Securities, as applicable, promptly following surrender by a Holder of the certificate(s) representing the converted shares of Series G Preferred Stock to the Corporation.

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(iii) Date of Conversion. In the case of the exercise of the conversion rights set forth in Section 4(a) or 4(b), the record date for such conversion shall be the Conversion Date, the Mandatory Conversion Date or the date of the closing of the Qualified Financing, respectively, and the record Holder as of such date shall be entitled to receive the corresponding Conversion Shares and/or New Securities, as applicable.

(iv) Fractional Shares. The Corporation shall not be required, in connection with any conversion of Series G Preferred Stock, to issue any fractional shares of Series G Preferred Stock or any fractional Conversion Shares (or New Securities, as applicable) and may, in each case, at the Corporation’s discretion, pay the Holder such amount in cash or deliver an additional whole share in lieu thereof.

(e) Limitations of Conversion. Notwithstanding anything to the contrary contained herein, the number of Conversion Shares and/or New Securities, as applicable, that may be acquired by the Holder upon conversion of the Series G Preferred Stock (or otherwise in respect hereof) shall be limited to the extent necessary to ensure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), does not exceed 4.99% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. The Holder, upon not less than 61 days’ prior notice to the Corporation, may increase or decrease the beneficial ownership limitations provision of this Section, provided that the beneficial ownership limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of the Series G Preferred Stock held by the Holder and the provisions of this Section shall continue to apply. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Corporation. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor Holder.

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(f) Stock Dividends and Splits. If the Corporation, at any time after the first date of issue of the Series G Preferred Stock (the “Original Issuance Date”) and while at least one share of Series G Preferred Stock is outstanding: (i) pays a dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of or payment of dividends on the preferred stock or the debt securities of the Corporation), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of Common Stock any shares of capital stock of the Corporation, then in each case the Conversion Price shall be multiplied by a fraction of which (x) the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and (y) the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this section shall become effective immediately after the effective date of the applicable event described in subsections (i) through (iv) above.

(g) Subsequent Equity Sales. If the Corporation or any subsidiary, as applicable, at any time while the Series G Preferred Stock is outstanding, but prior to the close of business on [the one year anniversary of the closing of the Offer], sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or any securities of the Corporation or any of its subsidiaries which would entitle the holder thereof to acquire at any time Common Stock (“Common Stock Equivalents”) entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then Conversion Price (such lower price, the “Base Conversion Price” and such issuances, collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), then, only upon the closing of the first Dilutive Issuance to occur prior to [the one year anniversary of the closing of the Offer], the Conversion Price shall be reduced to equal the Base Conversion Price. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. Notwithstanding the foregoing, no adjustment will be made under this Section 4(g) in respect of an Exempt Issuance. The Corporation shall notify the Holders in writing, no later than the Trading Day following the issuance of any Common Stock or Common Stock Equivalents subject to this Section 4(g), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Corporation provides a Dilutive Issuance Notice pursuant to this Section 4(g), upon the occurrence of any Dilutive Issuance, the Holders are entitled to receive a number of Conversion Shares based upon the Base Conversion Price on or after the date of such Dilutive Issuance, regardless of whether a Holder accurately refers to the Base Conversion Price in the Notice of Conversion.

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“Exempt Issuance” means the issuance of: (a) shares of Common Stock or options to employees, officers or directors of the Corporation pursuant to any stock or option plan duly adopted for such purpose by a majority of the non-employee members of the Board or a majority of the members of a committee of non-employee directors established for such purpose, including, without limitation, the Corporation’s 2018 Long-Term Incentive Plan; (b) securities upon the exercise or exchange of or conversion of the Series G Preferred Stock and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of, or in connection with, the closing of the exchange offer contemplated by that certain Tender Offer Statement on Schedule TO originally filed by the Corporation with the U.S. Securities and Exchange Commission on _______, 2019 (the “Offer”), provided that such securities have not been amended since the date of the closing of the Offer to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of any such securities or to extend the term of such securities; (c) securities in connection with the closing of any exchange offer (other than the Offer) conducted pursuant to a Tender Offer Statement on Schedule TO that is filed by the Corporation with the U.S. Securities and Exchange Commission; or (d) securities pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Corporation, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Corporation and shall provide to the Corporation significant additional benefits in addition to the investment of funds, but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

(h) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 4(f) above, if at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder’s Series G Preferred Stock (without regard to any limitations on exercise hereof) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

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(i) Fundamental Transaction. If, at any time while this Series G Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of this Series G Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 4 herein), the number of shares of Common Stock of the successor or acquiring company or of the Corporation, if it is the surviving company, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Series G Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 4 herein). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series F Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designation in accordance with the provisions of this Section 4(i) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of this Series G Preferred Stock, deliver to the Holder in exchange for this Series G Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Series G Preferred Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Series G Preferred Stock (without regard to any limitations on the conversion of this Series G Preferred Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Series G Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation with the same effect as if such Successor Entity had been named as the Corporation herein.

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(j) Calculations. All calculations under this Section 4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

(k) Reservation of Shares. The Corporation covenants and agrees that any Conversion Shares or New Securities, as applicable, issued upon the conversion of the Series G Preferred Stock will, upon issuance, be validly issued and outstanding, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Corporation further covenants and agrees that the Corporation will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for issuance of the Conversion Shares upon the conversion of the Series G Preferred Stock.

(l) Payment of Taxes. The Corporation and its paying agent shall be entitled to withhold taxes on all payments on the Series G Preferred Stock and Conversion Shares (or New Securities, as applicable) to the extent required by law. Prior to the date of any such payment, each Holder shall deliver to the Corporation or its paying agent a duly executed, valid, accurate and properly completed Internal Revenue Service Form W-9 or an appropriate Internal Revenue Service Form W-8, as applicable. The Corporation shall pay any and all documentary, stamp and similar issue or transfer tax due on (A) the issue of the Series G Preferred Stock and (B) the issue of Conversion Shares (or New Securities, as applicable); provided, however, in the case of any conversion of Series G Preferred Stock, the Corporation shall not be required to pay any tax or duty that may be payable in respect of any transfer involved in the issue and delivery of Conversion Shares (or New Securities, as applicable) in a name other than that of the Holder of the shares to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax or duty, or has established to the satisfaction of the Corporation that such tax or duty has been paid.

(m) Buy-In. If, following receipt by the Corporation of a duly executed and properly completed conversion notice from a Holder, the Corporation fails, prior to the applicable Delivery Date, to, at its option, (i) deliver to such Holder the applicable certificate or certificates or (ii) cause its transfer agent to credit the account of such Holder or such Holder’s broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission system, and if after such Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm is required to purchase, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder the amount by which (x) such Holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue (or, if less, the number of shares actually delivered in satisfaction of such sale) multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series G Preferred Stock equal to the number of shares of Series G Preferred Stock submitted for conversion or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements. For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series G Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series G Preferred Stock as required pursuant to the terms hereof.

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5. Voting Rights.

(a) Except as otherwise provided herein or as required by law, Holders shall be entitled to vote with the holders of shares of Common Stock (and any other class or series that may similarly be entitled to vote with the holders of Common Stock) and not as a separate class, at any annual or special meeting of stockholders of the Corporation, and may act by written consent in the same manner as the holders of Common Stock. In the event of any such vote or action by written consent, each Holder shall be entitled to that number of votes equal to the whole number of Conversion Shares into which the aggregate number of shares of Series G Preferred Stock held of record by such Holder would be convertible pursuant to Section 4(a) hereof as of the close of business on the record date fixed for such vote or such written consent. The Holders shall be entitled to notice of any meeting of stockholders in accordance with the bylaws of the Corporation (the “Bylaws”).

(b) In addition to any other vote or consent required herein or by applicable law, for as long as not less than one-third of the total number of shares of Series G Preferred Stock issued upon the closing of the Offer are outstanding, a Majority Vote shall be necessary for effecting or validating the following actions:

(i) amend the Corporation’s certificate of incorporation, including this Certificate of Designation, so as to alter or change the powers, preferences or special rights of the shares of Series G Preferred Stock so as to affect them adversely;

(ii) increase or decrease (other than by conversion) the authorized number of, or the par value of, the Series G Preferred Stock; or

(iii) enter into any agreement or understanding with respect to any of the foregoing.

(c) For the avoidance of doubt, in addition to any other vote or consent required or permitted hereby, the Holders may waive any rights under this Certificate of Designation pursuant to a Majority Vote.

6. Miscellaneous.

(a) Notices. All notices or communications in respect of the Series G Preferred Stock shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, sent in portable document format (“pdf’) via electronic mail, or if given in such other manner as may be permitted in this Certificate of Designation, the Certificate of Incorporation, the Corporation’s Bylaws, as amended, or by applicable law or regulation. Notwithstanding the foregoing, if the Series G Preferred Stock is issued in book-entry form through The Depository Trust Corporation or any similar facility, such notices may be given to the Holders in any manner permitted by such facility.

(b) Lost or Mutilated Preferred Stock Certificate. If any certificate or instrument evidencing any shares of Series G Preferred Stock is mutilated, lost, stolen or destroyed, the Corporation shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Corporation of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement securities. If a replacement certificate or instrument evidencing any securities is requested due to a mutilation thereof, the Corporation may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

(c) Severability. If any term of the Series G Preferred Stock (or part thereof) set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other terms (or parts thereof) set forth herein which can be given effect without the invalid, unlawful or unenforceable term will, nevertheless, remain in full force and effect, and no term herein (or parts thereof) set forth will be deemed dependent upon any other such term unless so expressed herein.

(d) Headings. The headings of the paragraphs of this Certificate of Designation are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

11

IN WITNESS WHEREOF, Adhera Therapeutics, Inc. has caused this Certificate of Designation to be duly executed by the undersigned authorized officer on the ____ day of __________, 2019.

ADHERA THERAPEUTICS, INC.

By:
Name:
Title:

ANNEX A

NOTICE OF CONVERSION

(To Be Executed By the Registered Holder in Order to Convert Shares of

Series G Convertible Preferred Stock of Adhera Therapeutics, Inc. into

Shares of Common Stock of Adhera Therapeutics, Inc.)

The undersigned hereby irrevocably elects to convert $____________ of the Stated Value of the above Series G Convertible Preferred Stock into shares of Common Stock of Adhera Therapeutics, Inc. pursuant to the terms and conditions of the Certificate of Designation with respect thereto, as of the date written below.

Date of Conversion:
Applicable Conversion Price per Share:
Number of Common Shares Issuable Upon This Conversion:

Select one:

A Series G Convertible Preferred Stock certificate is being delivered to Adhera Therapeutics, Inc. herewith. The unconverted portion of such certificate should be reissued and delivered to the undersigned.

A Series G Convertible Preferred Stock certificate is not being delivered to Adhera Therapeutics, Inc. herewith.

Signature:
Print Name:
Address:

This Notice of Conversion Should Be Delivered to:

Adhera Therapeutics, Inc.

4721 Emperor Boulevard, Suite 350

Durham, North Carolina 27703

ADHERA THERAPEUTICS, INC.
4721 EMPEROR BLVD, SUITE 350
DURHAM, NC 27703

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 5, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on December 5, 2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E85560-S94025

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ADHERA THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Nancy R. Phelan
02) Uli Hacksell, Ph. D.
03) Timothy Boris
04) Michael T. Smith

The Board of Directors recommends you vote FOR proposals 2 through 5.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E85561-S94025

ADHERA THERAPEUTICS, INC.
Annual Meeting of Stockholders
Friday, December 6, 2019 10:30 AM EST
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) each of Nancy R. Phelan and Uli Hacksell, Ph. D. lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Adhera Therapeutics, Inc. (the "Company") to be held at the offices of Pryor Cashman LLP, 7 Times Square, New York, NY 10036, on December 6, 2019, 10:30 AM EST, and any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if personally present, and to vote the number of shares the undersigned would be entitled to vote if personally present. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "for all" with respect to proposal number 1, and "for" with respect to proposal numbers 2, 3, 4 and 5. Any prior proxies are hereby revoked.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

ADHERA THERAPEUTICS, INC.
4721 EMPEROR BLVD, SUITE 350
DURHAM, NC 27703

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 5, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on December 5, 2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E85562-S94025

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ADHERA THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees:

01) Nancy R. Phelan
02) Uli Hacksell, Ph. D.
03) Timothy Boris
04) Michael T. Smith

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR proposals 2 through 6.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E85563-S94025

ADHERA THERAPEUTICS, INC.
Annual Meeting of Stockholders
Friday, December 6, 2019 10:30 AM EST
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) each of Nancy R. Phelan and Uli Hacksell, Ph. D. lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Adhera Therapeutics, Inc. (the "Company") to be held at the offices of Pryor Cashman LLP, 7 Times Square, New York, NY 10036, on December 6, 2019, 10:30 AM EST, and any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if personally present, and to vote the number of shares the undersigned would be entitled to vote if personally present. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "for all" with respect to proposal number 1, and "for" with respect to proposal numbers 2, 3, 4, 5 and 6. Any prior proxies are hereby revoked.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side